UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-649

Fidelity Puritan Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2007

Item 1. Reports to Stockholders

Fidelity®

Balanced

Fund

Annual Report

August 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Notes to Shareholders	<Click Here>	An explanation of the changes to the fund.
Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Notes to Shareholders:

As discussed in prior shareholder reports, the fund changed its investment approach in the way it invests in the investment-grade debt market, seeking exposure to various types of securities by investing in central funds as well as investing directly in individual investment-grade securities. Central funds are Fidelity mutual funds used by this fund and other Fidelity funds as an investment vehicle to gain pooled exposure to a particular core market sector, such as corporate bonds or mortgage-backed securities. Instead of multiple funds each investing in investment-grade debt securities individually, they can now take advantage of consolidating investments in a single, larger pool of investment-grade debt by investing directly in central funds. Shares of the central funds are offered only to other Fidelity mutual funds and accounts; investors cannot directly invest in them.

It's important to point out that investing in central funds does not impact the fund's investment objective or risk profile, only the mechanics of how we manage its investment portfolio. The portfolio managers continue to be responsible for choosing appropriate investments for their funds, whether they elect to purchase shares of a central fund or individual securities. Fidelity does not charge any additional management fees for central funds.

Investing in central funds does change the way this report presents the fund's holdings. The Investments section continues to list direct investments of the fund, including each central fund. However, many of the individual investment-grade debt securities previously held by the fund were transferred to the central funds, so they are no longer directly held and thus not listed. The financial statements and a complete schedule of portfolio holdings for each of the fixed-income central funds are available upon request or at the SEC's web site at www.sec.gov.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended August 31, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity® Balanced Fund	13.96%	13.49%	9.99%

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity® Balanced Fund on August 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM (S&P 500®) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Lawrence Rakers and George Fischer, Co-Portfolio Managers of Fidelity® Balanced Fund

Most broad-based U.S. stock market benchmarks posted double-digit advances for the 12 months ending August 31, 2007, while the investment-grade bond universe generally offered mid-single-digit gains. Volatility was intense during the past year. The Dow Jones Industrial AverageSM - a measure of the overall U.S. equity market - had nearly 30 single-day gains of more than 100 points, but also lost over 100 points on more than 20 occasions, the vast majority of which occurred in the final three months of the period. Investors who weathered the storm came out well, as the Dow gained 20.03% for the 12 months overall. The NASDAQ Composite® Index finished close behind, returning 19.80%, while the Standard & Poor's 500SM Index rose 15.13%. A burgeoning credit crunch, spurred mainly by the crisis in the subprime mortgage loan market, hurt equities and some sectors of the investment-grade bond market, though Treasuries benefited from a flight to quality. During the one-year span, the Lehman Brothers® U.S. Aggregate Index - a performance gauge of the taxable, high-quality debt market - gained 5.26%.

During the past year, the fund posted a return of 13.96%, compared with 10.32% for the Fidelity Balanced Hybrid Composite Index. Stock selection was the primary driver of the fund's outperformance, and sector selection within the equity subportfolio helped as well. Further, maintaining an overweighting in stocks, rather than bonds, was beneficial in a robust equity market. Among sectors, stock picking was particularly strong in energy, industrials and materials, while underweighting the weak-performing financials sector was timely. A modest out-of-benchmark position in high-yield bonds boosted our results as well. National-Oilwell Varco was by far the largest contributor, lifted by strong demand for drilling rigs. Video game maker Nintendo and fertilizer maker Mosaic also helped. On the negative side, not owning several large integrated energy stocks detracted from performance, but this drawback was more than offset by the success of our positions in the energy services group. The equity subportfolio's positioning in consumer discretionary and utilities further detracted. The investment-grade bond subportfolio significantly underperformed its benchmark, mainly due to our investments - both direct and indirect through Fidelity fixed-income central funds - in asset-backed securities, particularly those backed by subprime mortgages. Conversely, underweighting U.S. mortgage pass-through securities helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2007 to August 31, 2007).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period* March 1, 2007 to August 31, 2007
Actual	$ 1,000.00	$ 1,050.40	$ 3.15
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,022.13	$ 3.11

* Expenses are equal to the Fund's annualized expense ratio of .61%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of its investments in each Fidelity Central Fund.

Top Five Stocks as of August 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
National Oilwell Varco, Inc.	2.9	1.8
AT&T, Inc.	1.6	1.7
Valero Energy Corp.	1.3	1.2
Bank of America Corp.	1.1	1.1
JPMorgan Chase & Co.	0.9	0.9
	7.8
Top Five Bond Issuers as of August 31, 2007
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	9.3	10.3
U.S. Treasury Obligations	7.5	6.7
Freddie Mac	3.4	3.4
Government National Mortgage Association	0.4	0.5
Bayview Commercial Asset Trust	0.2	0.0
	20.8
Top Five Market Sectors as of August 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.4	17.9
Energy	10.8	9.2
Information Technology	9.9	9.6
Industrials	8.3	7.9
Consumer Discretionary	6.3	7.0
Asset Allocation (% of fund's net assets)
As of August 31, 2007 *		As of February 28, 2007 **
	Stocks and Equity Futures 65.1%		Stocks 65.1%
	Bonds 39.0%		Bonds 40.0%
	Convertible Securities 0.4%		Convertible Securities 0.2%
	Other Investments 0.0%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets(dagger) (4.5)%		Short-Term Investments and Net Other Assets(dagger) (5.4)%
* Foreign investments	11.2%	** Foreign investments	10.8%

(dagger)Short-Term Investments and Net Other Assets are not included in the pie chart.
Percentages are adjusted for the effect of futures and swaps contracts, if applicable.

A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com.

Annual Report

Investments August 31, 2007

Showing Percentage of Net Assets

Common Stocks - 64.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 5.3%
Auto Components - 0.1%
Gentex Corp.	521,300	$ 10,447
The Goodyear Tire & Rubber Co. (a)	361,000	9,985
TRW Automotive Holdings Corp. (a)	185,000	5,654
		26,086
Automobiles - 0.3%
Coachmen Industries, Inc.	711,720	4,697
DaimlerChrysler AG	9,200	820
General Motors Corp. (f)	1,870,782	57,508
Harley-Davidson, Inc.	115,900	6,234
Renault SA	32,400	4,371
Winnebago Industries, Inc.	322,142	8,592
		82,222
Diversified Consumer Services - 0.2%
Carriage Services, Inc. Class A (a)	685,450	5,826
H&R Block, Inc.	92,500	1,835
Service Corp. International	2,002,800	24,474
Stewart Enterprises, Inc. Class A	3,180,356	22,803
		54,938
Hotels, Restaurants & Leisure - 0.7%
Greek Organization of Football Prognostics SA	374,400	13,700
IHOP Corp.	143,247	9,006
International Game Technology	92,500	3,531
McDonald's Corp.	1,872,450	92,218
MTR Gaming Group, Inc. (a)	184,975	1,852
Royal Caribbean Cruises Ltd.	283,300	10,774
Starbucks Corp. (a)	269,000	7,411
Starwood Hotels & Resorts Worldwide, Inc.	152,600	9,327
WMS Industries, Inc. (a)	887,250	26,121
Yum! Brands, Inc.	37,000	1,211
		175,151
Household Durables - 0.4%
Beazer Homes USA, Inc.	970,800	10,261
Black & Decker Corp.	74,000	6,420
Furniture Brands International, Inc.	786,100	8,946
La-Z-Boy, Inc.	1,082,300	10,433
Snap-On, Inc.	323,700	15,855
Standard Pacific Corp. (f)	989,600	9,926
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
The Stanley Works	210,500	$ 11,944
Whirlpool Corp.	343,800	33,146
		106,931
Leisure Equipment & Products - 0.3%
Brunswick Corp.	698,200	17,560
Callaway Golf Co.	1,035,674	16,902
Eastman Kodak Co. (f)	878,900	23,440
MarineMax, Inc. (a)	637,746	11,696
Polaris Industries, Inc. (f)	74,000	3,534
		73,132
Media - 1.4%
Belo Corp. Series A	670,100	11,553
Cinemark Holdings, Inc.	226,700	4,076
Comcast Corp. Class A	1,066,800	27,833
E.W. Scripps Co. Class A	480,900	19,765
EchoStar Communications Corp. Class A (a)	327,100	13,843
GateHouse Media, Inc.	264,000	3,437
Grupo Televisa SA de CV (CPO) sponsored ADR	346,800	9,038
Lamar Advertising Co. Class A	364,100	19,268
Liberty Global, Inc. Class A (a)	487,607	19,982
Live Nation, Inc. (a)	3,245,762	67,187
Naspers Ltd. Class N sponsored ADR	606,600	14,801
R.H. Donnelley Corp. (a)	258,800	15,225
Regal Entertainment Group Class A	406,883	9,171
Time Warner, Inc.	6,212,000	117,904
Valassis Communications, Inc. (a)	1,238,966	11,299
		364,382
Multiline Retail - 0.5%
Family Dollar Stores, Inc.	1,112,600	32,577
JCPenney Co., Inc.	185,600	12,762
Retail Ventures, Inc. (a)	880,200	10,184
Sears Holdings Corp. (a)	268,800	38,589
Target Corp.	452,400	29,827
Tuesday Morning Corp.	973,346	10,269
		134,208
Specialty Retail - 1.3%
Advance Auto Parts, Inc.	605,700	21,539
American Eagle Outfitters, Inc.	9,200	238
AnnTaylor Stores Corp. (a)	462,400	14,492
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Asbury Automotive Group, Inc.	500,377	$ 10,818
Build-A-Bear Workshop, Inc. (a)(f)	431,113	7,096
Christopher & Banks Corp.	748,700	9,044
Circuit City Stores, Inc.	92,400	1,005
Collective Brands, Inc. (a)	439,300	10,381
DCM Japan Holdings Co. Ltd. (f)	1,264,640	10,058
Foot Locker, Inc.	198,800	3,322
Gamestop Corp. Class A (a)	650,700	32,626
Hibbett Sports, Inc. (a)	770,153	19,208
Home Depot, Inc.	1,029,000	39,421
OfficeMax, Inc.	514,500	18,275
Pacific Sunwear of California, Inc. (a)	1,465,025	20,525
PETsMART, Inc.	667,823	23,173
Ross Stores, Inc.	531,721	14,798
Select Comfort Corp. (a)	693,600	11,895
Staples, Inc.	1,492,966	35,458
The Children's Place Retail Stores, Inc. (a)	342,200	9,842
TJX Companies, Inc.	394,600	12,031
Tween Brands, Inc. (a)	639,765	18,873
		344,118
Textiles, Apparel & Luxury Goods - 0.1%
Adidas-Salomon AG	278,700	16,383
Jones Apparel Group, Inc.	129,500	2,485
		18,868
TOTAL CONSUMER DISCRETIONARY		1,380,036
CONSUMER STAPLES - 3.9%
Beverages - 0.1%
Anadolu Efes Biracilk Ve Malt Sanyii AS	87,159	3,169
Cott Corp. (a)	501,900	5,637
Fomento Economico Mexicano SA de CV sponsored ADR	444,800	15,497
Remy Cointreau SA	157,214	11,227
		35,530
Food & Staples Retailing - 0.8%
CVS Caremark Corp.	1,654,446	62,571
Performance Food Group Co. (a)	268,075	7,624
Rite Aid Corp. (a)	3,412,300	17,300
SUPERVALU, Inc.	438,991	18,503
Susser Holdings Corp.	36,994	620
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Sysco Corp.	614,600	$ 20,515
The Pantry, Inc. (a)	295,900	9,862
Walgreen Co.	424,600	19,137
Winn-Dixie Stores, Inc. (a)(f)	2,535,186	53,061
		209,193
Food Products - 1.0%
BioMar Holding AS	92,450	4,067
Bunge Ltd.	302,900	27,697
Cermaq ASA	1,025,900	17,599
Chiquita Brands International, Inc. (a)	879,367	13,718
Corn Products International, Inc.	886,200	40,056
Global Bio-Chem Technology Group Co. Ltd.	13,874,000	6,068
Leroy Seafood Group ASA	785,750	18,736
Marine Harvest ASA (a)	28,656,000	33,624
McCormick & Co., Inc. (non-vtg.)	462,100	16,562
Nestle SA (Reg.)	46,424	20,278
Ralcorp Holdings, Inc. (a)	262,380	16,212
Smithfield Foods, Inc. (a)	434,200	14,211
Tyson Foods, Inc. Class A	1,418,000	30,558
		259,386
Household Products - 1.0%
Central Garden & Pet Co. (g)	1,757,820	22,500
Central Garden & Pet Co. Class A (non-vtg.) (a)	2,142,296	26,993
Procter & Gamble Co.	3,029,832	197,878
		247,371
Personal Products - 0.2%
Avon Products, Inc.	1,528,500	52,504
Tobacco - 0.8%
Altria Group, Inc.	2,400,815	166,641
British American Tobacco PLC	462,400	15,375
Japan Tobacco, Inc.	3,975	22,071
Swedish Match Co.	693,600	13,400
		217,487
TOTAL CONSUMER STAPLES		1,021,471
ENERGY - 9.7%
Energy Equipment & Services - 6.3%
Baker Hughes, Inc.	799,200	67,021
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Cameron International Corp. (a)	352,850	$ 28,853
Expro International Group PLC	882,700	17,979
Exterran Holdings, Inc. (a)	473,912	36,728
FMC Technologies, Inc. (a)	101,700	9,631
GlobalSantaFe Corp.	345,500	24,389
Grant Prideco, Inc. (a)	952,200	52,657
NATCO Group, Inc. Class A (a)	234,417	11,707
National Oilwell Varco, Inc. (a)	5,874,077	751,871
Noble Corp.	677,600	33,243
Oceaneering International, Inc. (a)	411,500	27,636
Parker Drilling Co. (a)	1,305,026	10,166
Pride International, Inc. (a)	3,216,743	113,133
Schlumberger Ltd. (NY Shares)	619,600	59,791
Smith International, Inc.	2,827,700	189,484
Superior Energy Services, Inc. (a)	688,600	26,731
Transocean, Inc. (a)	249,800	26,251
W-H Energy Services, Inc. (a)	311,900	19,824
Weatherford International Ltd. (a)	2,446,626	142,834
Willbros Group, Inc. (a)(f)	156,000	4,435
		1,654,364
Oil, Gas & Consumable Fuels - 3.4%
Alpha Natural Resources, Inc. (a)	756,732	14,612
Aurora Oil & Gas Corp. (a)(g)	6,359,116	10,747
Cabot Oil & Gas Corp.	572,200	19,077
Canadian Natural Resources Ltd.	269,300	18,409
Cheniere Energy Partners LP	255,450	4,787
Chesapeake Energy Corp.	885,700	28,573
Denbury Resources, Inc. (a)	272,800	10,852
El Paso Corp.	115,600	1,835
Ellora Energy, Inc. (a)(h)	1,529,700	18,356
EOG Resources, Inc.	423,600	28,534
Evergreen Energy, Inc. (a)(f)	3,512,366	14,471
Forest Oil Corp. (a)	392,900	15,186
Foundation Coal Holdings, Inc.	577,400	19,585
Goodrich Petroleum Corp. (a)(f)	277,400	8,214
Helix Energy Solutions Group, Inc. (a)	406,600	15,626
International Coal Group, Inc. (a)	1,844,907	7,472
Kodiak Oil & Gas Corp. (a)	910,990	3,280
Mariner Energy, Inc. (a)	770,000	16,147
Massey Energy Co.	161,700	3,355
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
OPTI Canada, Inc. (a)	323,700	$ 5,977
Petrohawk Energy Corp. (a)	942,800	14,274
Petroleum Development Corp. (a)	183,500	7,346
Plains Exploration & Production Co. (a)	438,000	16,438
Quicksilver Resources, Inc. (a)	741,000	29,603
Range Resources Corp.	1,368,560	49,692
Southwestern Energy Co. (a)	481,763	17,917
Strateco Resources, Inc. (a)	1,340,800	2,362
Suncor Energy, Inc.	221,700	19,860
Tesoro Corp.	285,000	14,059
Ultra Petroleum Corp. (a)	874,300	46,688
Uranium One, Inc. (a)	1,589,100	17,275
Valero Energy Corp.	5,022,900	344,119
Williams Companies, Inc.	776,600	24,075
XTO Energy, Inc.	120,200	6,534
		875,337
TOTAL ENERGY		2,529,701
FINANCIALS - 13.8%
Capital Markets - 2.2%
Ameriprise Financial, Inc.	365,740	22,314
Ares Capital Corp.	2,328,118	38,228
Bank New York Mellon Corp.	1,650,058	66,712
Bear Stearns Companies, Inc.	255,800	27,795
Charles Schwab Corp.	666,000	13,187
Credit Suisse Group sponsored ADR	299,200	19,639
EFG International	221,670	9,810
Fortress Investment Group LLC (f)	757,337	13,276
Franklin Resources, Inc.	428,337	56,442
Goldman Sachs Group, Inc.	189,800	33,407
Janus Capital Group, Inc.	601,100	15,983
Julius Baer Holding AG (Bearer)	361,415	23,918
Lazard Ltd. Class A	682,800	27,373
Legg Mason, Inc.	217,300	18,866
MF Global Ltd.	300,500	8,095
Morgan Stanley	585,652	36,527
Northern Trust Corp.	296,100	18,198
State Street Corp.	839,856	51,534
T. Rowe Price Group, Inc.	836,908	42,950
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
UBS AG:
(NY Shares)	254,200	$ 13,279
(Reg.)	604,955	31,603
		589,136
Commercial Banks - 2.2%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (f)	864,200	20,067
Bank of Montreal	50,900	3,130
Colonial Bancgroup, Inc.	912,900	19,372
Commerce Bancorp, Inc.	905,242	33,250
First Community Bancorp, California	323,500	17,553
Hanmi Financial Corp.	687,600	10,644
HSBC Holdings PLC sponsored ADR	27,700	2,502
ICICI Bank Ltd. sponsored ADR	86,900	3,863
Kookmin Bank	55,460	4,480
M&T Bank Corp.	115,600	12,240
Nara Bancorp, Inc.	443,121	7,019
National Australia Bank Ltd.	200,797	6,563
National Bank of Canada	120,200	6,251
PNC Financial Services Group, Inc.	1,048,100	73,755
Prosperity Bancshares, Inc.	226,400	7,646
Sterling Financial Corp., Washington	861,845	21,951
SunTrust Banks, Inc.	569,600	44,856
Synovus Financial Corp.	167,600	4,629
UCBH Holdings, Inc.	1,526,878	25,377
UMB Financial Corp.	9,200	408
Unicredito Italiano SpA	1,987,600	17,002
UnionBanCal Corp.	124,800	7,336
Wachovia Corp.	1,349,386	66,093
Wells Fargo & Co.	3,483,900	127,302
Wilshire Bancorp, Inc.	115,124	1,297
Wintrust Financial Corp.	391,537	16,891
Zions Bancorp	69,394	4,899
		566,376
Consumer Finance - 0.2%
Advance America Cash Advance Centers, Inc.	1,039,800	13,049
American Express Co.	544,100	31,895
Discover Financial Services (a)	563,800	13,046
		57,990
Diversified Financial Services - 3.4%
Bank of America Corp.	5,485,736	278,017
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - continued
Citigroup, Inc.	4,701,624	$ 220,412
Deutsche Boerse AG	101,700	11,223
FirstRand Ltd.	603,800	1,976
JPMorgan Chase & Co.	5,491,000	244,459
Kotak Mahindra Bank Ltd. sponsored GDR (h)	158,676	2,742
Maiden Holdings Ltd. (a)(h)	954,900	8,833
MarketAxess Holdings, Inc. (a)	298,887	5,210
Onex Corp. (sub. vtg.)	272,700	8,935
PICO Holdings, Inc. (a)	2,545,628	112,008
		893,815
Insurance - 2.9%
ACE Ltd.	1,066,200	61,584
AFLAC, Inc.	420,409	22,412
AMBAC Financial Group, Inc.	23,100	1,451
American International Group, Inc.	3,348,331	220,990
Argo Group International Holdings, Ltd. (a)	83,200	3,393
Aspen Insurance Holdings Ltd.	1,035,600	25,983
Assurant, Inc.	540,842	27,875
Axis Capital Holdings Ltd.	140,900	5,086
Endurance Specialty Holdings Ltd.	425,000	16,945
Hartford Financial Services Group, Inc.	573,800	51,017
IPC Holdings Ltd.	345,400	8,780
MetLife, Inc.	624,800	40,018
Montpelier Re Holdings Ltd.	791,000	13,020
National Financial Partners Corp.	443,600	21,648
Navigators Group, Inc. (a)	179,600	9,734
PartnerRe Ltd.	305,400	22,206
Platinum Underwriters Holdings Ltd.	412,400	14,302
Principal Financial Group, Inc.	453,100	25,143
Protective Life Corp.	225,600	9,430
Prudential Financial, Inc.	722,500	64,866
T&D Holdings, Inc.	359,750	20,907
The Travelers Companies, Inc.	438,500	22,162
Universal American Financial Corp. (a)	1,045,450	21,704
W.R. Berkley Corp.	277,400	8,291
Willis Group Holdings Ltd.	161,900	6,298
Zenith National Insurance Corp.	166,400	7,174
		752,419
Real Estate Investment Trusts - 1.3%
Alexandria Real Estate Equities, Inc.	185,800	17,341
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
American Campus Communities, Inc.	106,300	$ 3,013
American Financial Realty Trust (SBI)	878,500	7,274
Annaly Capital Management, Inc.	2,778,900	39,155
BRE Properties, Inc. Class A	111,400	6,187
CapitalSource, Inc. (f)	578,600	10,316
CBL & Associates Properties, Inc.	74,000	2,439
Corporate Office Properties Trust (SBI)	9,200	396
Developers Diversified Realty Corp.	765,100	40,918
Duke Realty LP	815,600	27,559
Education Realty Trust, Inc.	445,319	6,088
Friedman, Billings, Ramsey Group, Inc. Class A (f)	600,800	2,818
General Growth Properties, Inc.	593,400	29,498
Health Care Property Investors, Inc.	709,100	21,571
Healthcare Realty Trust, Inc.	499,200	12,465
Hersha Hospitality Trust	305,194	3,336
Highwoods Properties, Inc. (SBI)	371,400	13,255
Pennsylvania (REIT) (SBI)	55,500	2,100
Potlatch Corp.	171,100	7,706
Public Storage	149,900	11,359
Quadra Realty Trust, Inc.	465,900	4,673
Senior Housing Properties Trust (SBI)	379,200	7,713
Simon Property Group, Inc.	13,800	1,310
Sovran Self Storage, Inc.	134,100	6,049
Tanger Factory Outlet Centers, Inc.	184,900	7,039
UDR, Inc.	1,358,176	34,104
Vornado Realty Trust	212,400	22,640
		348,322
Real Estate Management & Development - 0.1%
Brookfield Properties Corp.	104,000	2,400
CB Richard Ellis Group, Inc. Class A (a)	434,600	12,829
Meruelo Maddux Properties, Inc.	642,100	3,859
Mitsubishi Estate Co. Ltd.	246,000	6,585
		25,673
Thrifts & Mortgage Finance - 1.5%
BankUnited Financial Corp. Class A	277,268	4,741
Countrywide Financial Corp.	1,896,727	37,650
Fannie Mae	1,791,700	117,553
Freddie Mac	1,254,400	77,284
Hudson City Bancorp, Inc.	4,060,793	57,744
MGIC Investment Corp.	438,467	13,224
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
NetBank, Inc. (a)	849,279	$ 93
New York Community Bancorp, Inc.	1,446,700	25,592
NewAlliance Bancshares, Inc.	731,576	10,908
People's United Financial, Inc.	1,311,020	23,179
Washington Federal, Inc.	975,081	25,879
		393,847
TOTAL FINANCIALS		3,627,578
HEALTH CARE - 5.0%
Biotechnology - 0.9%
Amgen, Inc. (a)	1,184,700	59,365
Biogen Idec, Inc. (a)	343,200	21,903
Cephalon, Inc. (a)	498,330	37,400
DOV Pharmaceutical, Inc. warrants 6/2/09 (a)	34	0
DUSA Pharmaceuticals, Inc. (a)(g)	1,502,829	3,216
Genentech, Inc. (a)	269,436	20,157
Gilead Sciences, Inc. (a)	598,500	21,767
MannKind Corp. (a)(f)	786,900	6,980
PDL BioPharma, Inc. (a)	989,500	19,305
Theravance, Inc. (a)	870,384	27,339
Vertex Pharmaceuticals, Inc. (a)	400,500	15,603
		233,035
Health Care Equipment & Supplies - 1.1%
Alcon, Inc.	152,300	20,600
American Medical Systems Holdings, Inc. (a)(f)	1,428,000	26,275
ArthroCare Corp. (a)	387,275	21,695
Aspect Medical Systems, Inc. (a)(f)(g)	853,185	10,733
Becton, Dickinson & Co.	261,700	20,135
C.R. Bard, Inc.	427,200	35,624
Cooper Companies, Inc.	167,307	8,158
Covidien Ltd. (a)	932,250	37,132
Hologic, Inc. (a)	220,477	11,718
I-Flow Corp. (a)(f)	462,380	8,309
Integra LifeSciences Holdings Corp. (a)	111,000	5,391
Inverness Medical Innovations, Inc. (a)	969,508	46,672
Respironics, Inc. (a)	431,300	20,457
Sonova Holding AG	207,974	18,374
Varian Medical Systems, Inc. (a)	79,400	3,207
		294,480
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - 1.0%
Acibadem Saglik Hizmetleri AS	1,943,246	$ 14,203
Brookdale Senior Living, Inc. (f)	493,800	18,083
Cardinal Health, Inc.	353,900	24,200
DaVita, Inc. (a)	351,000	20,190
Emeritus Corp. (a)	106,300	2,886
Health Net, Inc. (a)	417,700	22,886
Henry Schein, Inc. (a)	115,500	6,721
Humana, Inc. (a)	261,000	16,727
McKesson Corp.	305,900	17,501
Medco Health Solutions, Inc. (a)	197,800	16,902
PSS World Medical, Inc. (a)	254,300	4,852
UnitedHealth Group, Inc.	1,595,212	79,777
		244,928
Health Care Technology - 0.3%
Allscripts Healthcare Solutions, Inc. (a)(f)	1,008,400	22,800
Cerner Corp. (a)	331,204	18,892
Health Corp. (a)	1,823,500	26,951
IMS Health, Inc.	590,100	17,668
		86,311
Life Sciences Tools & Services - 0.2%
Bruker BioSciences Corp. (a)	316,000	2,256
Charles River Laboratories International, Inc. (a)	492,500	25,846
PerkinElmer, Inc.	157,100	4,306
Pharmaceutical Product Development, Inc.	561,400	19,666
Thermo Fisher Scientific, Inc. (a)	120,200	6,518
		58,592
Pharmaceuticals - 1.5%
Adams Respiratory Therapeutics, Inc. (a)(f)	897,800	34,619
Alpharma, Inc. Class A	857,910	19,646
Barr Pharmaceuticals, Inc. (a)	649,300	33,036
Endo Pharmaceuticals Holdings, Inc. (a)	605,458	19,302
Jazz Pharmaceuticals, Inc. (f)	942,825	12,672
Johnson & Johnson	908,100	56,111
Merck & Co., Inc.	1,328,700	66,661
MGI Pharma, Inc. (a)	1,375,800	32,428
Schering-Plough Corp.	1,359,300	40,806
Teva Pharmaceutical Industries Ltd. sponsored ADR	322,500	13,868
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Wyeth	906,800	$ 41,985
XenoPort, Inc. (a)(f)	258,900	10,752
		381,886
TOTAL HEALTH CARE		1,299,232
INDUSTRIALS - 7.9%
Aerospace & Defense - 1.4%
Bombardier, Inc. Class B (sub. vtg.) (a)	1,016,700	5,969
DRS Technologies, Inc.	340,900	17,890
General Dynamics Corp.	779,200	61,214
Hexcel Corp. (a)	2,028,900	44,210
Honeywell International, Inc.	620,400	34,835
Ladish Co., Inc. (a)	120,216	6,309
Orbital Sciences Corp. (a)	990,700	21,756
Raytheon Co.	557,200	34,179
Rockwell Collins, Inc.	322,900	22,238
Spirit AeroSystems Holdings, Inc. Class A	839,600	30,016
Triumph Group, Inc.	64,800	4,744
United Technologies Corp.	1,150,200	85,839
		369,199
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	92,500	4,536
Expeditors International of Washington, Inc.	9,200	406
FedEx Corp.	162,500	17,823
Forward Air Corp.	805,586	28,228
Panalpina Welttransport Holding AG	23,120	4,112
United Parcel Service, Inc. Class B	454,000	34,440
UTI Worldwide, Inc.	689,227	15,335
		104,880
Airlines - 0.3%
AirTran Holdings, Inc. (a)(f)	2,391,900	25,139
Delta Air Lines, Inc. (a)	951,596	16,063
easyJet PLC (a)	46,200	538
Frontier Airlines Holdings, Inc. (a)(f)(g)	2,015,164	11,950
Northwest Airlines Corp. (a)	647,400	12,029
US Airways Group, Inc. (a)	632,500	19,576
		85,295
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 0.8%
ACCO Brands Corp. (a)	578,052	$ 13,104
Allied Waste Industries, Inc. (a)	2,556,500	32,647
CDI Corp.	128,610	3,678
Clean Harbors, Inc. (a)	669,998	31,617
Covanta Holding Corp. (a)	978,900	22,113
Diamond Management & Technology Consultants, Inc.	608,103	6,124
Equifax, Inc.	513,280	19,772
R.R. Donnelley & Sons Co.	101,700	3,643
Robert Half International, Inc.	434,500	13,878
The Brink's Co.	704,300	40,399
Waste Management, Inc.	648,800	24,440
		211,415
Construction & Engineering - 2.2%
AMEC PLC	1,294,700	17,036
Chicago Bridge & Iron Co. NV (NY Shares)	1,885,100	70,408
Fluor Corp.	1,267,900	161,213
Foster Wheeler Ltd. (a)	37,000	4,382
Granite Construction, Inc.	667,700	36,350
Great Lakes Dredge & Dock Corp. (a)	2,635,610	23,378
KBR, Inc.	277,400	9,110
Shaw Group, Inc. (a)	2,269,300	113,578
Washington Group International, Inc. (a)(g)	1,582,388	134,028
		569,483
Electrical Equipment - 0.4%
ABB Ltd. sponsored ADR	727,400	17,938
Belden, Inc.	180,300	8,764
Cooper Industries Ltd. Class A	360,500	18,447
General Cable Corp. (a)	194,200	11,299
Regal-Beloit Corp.	13,900	702
Renewable Energy Corp. AS (a)	981,800	37,179
		94,329
Industrial Conglomerates - 0.6%
3M Co.	242,200	22,038
General Electric Co.	1,729,665	67,232
McDermott International, Inc. (a)	590,000	56,634
Siemens AG sponsored ADR	165,900	20,787
		166,691
Machinery - 0.8%
Bucyrus International, Inc. Class A	902,866	56,420
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
CIRCOR International, Inc.	323,700	$ 13,689
Cummins, Inc.	185,000	21,908
Danaher Corp.	212,100	16,472
Deere & Co.	236,100	32,124
Eaton Corp.	50,900	4,796
Flowserve Corp.	238,700	17,046
Gardner Denver, Inc. (a)	157,200	6,274
IDEX Corp.	506,454	19,483
Oshkosh Truck Co.	326,900	18,924
Sulzer AG (Reg.)	4,901	6,499
		213,635
Marine - 0.4%
Alexander & Baldwin, Inc.	688,343	35,732
American Commercial Lines, Inc. (a)(f)	2,129,900	55,015
Navios Maritime Holdings, Inc.	901,700	11,001
		101,748
Road & Rail - 0.4%
Burlington Northern Santa Fe Corp.	658,500	53,437
Norfolk Southern Corp.	32,400	1,659
Ryder System, Inc.	92,500	5,064
Universal Truckload Services, Inc. (a)(g)	1,085,798	22,324
YRC Worldwide, Inc. (a)	447,935	13,801
		96,285
Trading Companies & Distributors - 0.2%
UAP Holding Corp.	279,300	8,354
WESCO International, Inc. (a)(f)	827,400	39,376
		47,730
TOTAL INDUSTRIALS		2,060,690
INFORMATION TECHNOLOGY - 9.8%
Communications Equipment - 1.2%
Adtran, Inc.	830,400	22,197
Alcatel-Lucent SA sponsored ADR	2,777,130	30,410
Avocent Corp. (a)	573,380	16,926
Cisco Systems, Inc. (a)	1,133,700	36,188
Comverse Technology, Inc. (a)	1,033,500	17,311
Dycom Industries, Inc. (a)	1,248,600	36,871
F5 Networks, Inc. (a)	198,900	6,956
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Finisar Corp. (a)	5,382,616	$ 20,346
Harris Corp.	939,200	57,132
Infinera Corp.	68,900	1,327
MasTec, Inc. (a)	873,767	12,914
Motorola, Inc.	2,081,300	35,278
Powerwave Technologies, Inc. (a)	761,900	5,219
QUALCOMM, Inc.	330,300	13,176
		312,251
Computers & Peripherals - 1.4%
Apple, Inc. (a)	180,100	24,940
Diebold, Inc.	374,500	16,429
Electronics for Imaging, Inc. (a)	721,168	18,808
Hewlett-Packard Co.	1,389,700	68,582
Hutchinson Technology, Inc. (a)	106,400	2,448
Intermec, Inc. (a)	404,346	9,927
NCR Corp. (a)	714,400	35,556
Network Appliance, Inc. (a)	1,221,800	34,039
SanDisk Corp. (a)	657,900	36,882
Seagate Technology	3,312,593	85,531
Sun Microsystems, Inc. (a)	3,424,100	18,353
Western Digital Corp. (a)	554,900	12,962
		364,457
Electronic Equipment & Instruments - 1.4%
Agilent Technologies, Inc. (a)	1,497,400	54,505
Amphenol Corp. Class A	1,857,600	67,078
Arrow Electronics, Inc. (a)	409,125	17,167
AU Optronics Corp. sponsored ADR	233,959	3,437
Avnet, Inc. (a)	506,000	19,891
Flextronics International Ltd. (a)	2,728,800	31,081
Itron, Inc. (a)(f)	1,126,190	95,614
Molex, Inc.	609,200	15,931
Murata Manufacturing Co. Ltd.	157,200	11,023
Tektronix, Inc.	1,009,000	32,439
TTM Technologies, Inc. (a)	254,268	2,970
Tyco Electronics Ltd. (a)	829,150	28,912
		380,048
Internet Software & Services - 0.8%
eBay, Inc. (a)(f)	698,100	23,805
Google, Inc. Class A (sub. vtg.) (a)	138,890	71,563
LoopNet, Inc. (a)	1,234,410	23,528
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Open Text Corp. (a)	786,000	$ 19,545
ValueClick, Inc. (a)	567,700	11,377
VeriSign, Inc. (a)	1,102,800	35,510
Yahoo!, Inc. (a)	766,500	17,423
		202,751
IT Services - 0.8%
CACI International, Inc. Class A (a)	885,973	45,202
Genpact Ltd.	328,300	5,424
ManTech International Corp. Class A (a)	415,400	14,855
Mastercard, Inc. Class A	138,700	19,001
MoneyGram International, Inc.	434,439	9,241
Patni Computer Systems Ltd. sponsored ADR (f)	661,200	16,828
Paychex, Inc.	369,911	16,435
Satyam Computer Services Ltd. sponsored ADR	657,800	16,761
SI International, Inc. (a)	175,900	5,421
Syntel, Inc.	144,900	5,009
The Western Union Co.	852,900	16,060
Unisys Corp. (a)	4,455,983	32,841
WNS Holdings Ltd. ADR (a)	531,696	9,703
		212,781
Office Electronics - 0.1%
Xerox Corp. (a)	1,757,000	30,097
Semiconductors & Semiconductor Equipment - 2.7%
Advanced Micro Devices, Inc. (a)	3,951,900	51,375
Advantest Corp. ADR	147,900	5,443
Altera Corp.	385,600	9,181
AMIS Holdings, Inc. (a)	2,289,845	23,746
Analog Devices, Inc.	910,300	33,572
Applied Micro Circuits Corp. (a)	3,224,700	9,190
ASAT Holdings Ltd. (i)	88,707	0
ASAT Holdings Ltd. warrants 7/24/11 (a)	2,416	4
ASML Holding NV (NY Shares) (a)	1,275,900	37,856
Atmel Corp. (a)	3,976,684	21,076
Axcelis Technologies, Inc. (a)	3,409,100	16,057
Cymer, Inc. (a)(f)	140,673	5,576
Cypress Semiconductor Corp. (a)	2,495,400	62,485
DSP Group, Inc. (a)	577,500	10,066
Fairchild Semiconductor International, Inc. (a)	2,313,700	43,405
Hittite Microwave Corp. (a)	578,619	24,516
Infineon Technologies AG sponsored ADR (a)	1,549,000	24,164
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Integrated Device Technology, Inc. (a)	2,017,200	$ 31,549
Intel Corp.	506,900	13,053
Intersil Corp. Class A	621,600	20,712
Linear Technology Corp.	454,200	15,438
LTX Corp. (a)(g)	3,750,321	15,301
Maxim Integrated Products, Inc.	1,298,700	38,974
Microchip Technology, Inc.	815,800	31,425
Micron Technology, Inc. (a)	185,000	2,118
National Semiconductor Corp.	2,028,300	53,385
PMC-Sierra, Inc. (a)	1,038,700	7,977
RF Micro Devices, Inc. (a)(f)	254,300	1,513
Rudolph Technologies, Inc. (a)	1,159,398	14,875
Samsung Electronics Co. Ltd.	59,363	37,391
Semitool, Inc. (a)	1,359,814	13,149
Varian Semiconductor Equipment Associates, Inc. (a)	300,500	16,717
Xilinx, Inc.	754,000	19,280
		710,569
Software - 1.4%
Autodesk, Inc. (a)	437,000	20,242
Business Objects SA sponsored ADR (a)	499,900	21,951
Cadence Design Systems, Inc. (a)	1,156,100	25,110
Cognos, Inc. (a)	392,900	15,728
Electronic Arts, Inc. (a)	258,900	13,706
Fair Isaac Corp.	653,300	24,166
Microsoft Corp.	1,955,800	56,190
Nintendo Co. Ltd.	227,200	105,693
Parametric Technology Corp. (a)	416,200	7,329
Sandvine Corp. (a)	3,238,400	17,449
Sandvine Corp. (U.K.) (a)	389,300	2,100
Sourcefire, Inc.	1,098,750	10,526
Take-Two Interactive Software, Inc. (a)	1,941,450	31,024
Ubisoft Entertainment SA (a)	161,826	10,047
		361,261
TOTAL INFORMATION TECHNOLOGY		2,574,215
MATERIALS - 3.4%
Chemicals - 1.4%
Agrium, Inc.	291,400	13,314
Air Products & Chemicals, Inc.	122,100	10,990
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Airgas, Inc.	198,800	$ 9,189
Arkema sponsored ADR (a)	446,700	27,896
Calgon Carbon Corp. (a)(f)	670,496	8,951
Celanese Corp. Class A	1,640,300	58,920
Chemtura Corp.	3,163,857	29,139
Hercules, Inc.	901,700	18,773
Israel Chemicals Ltd.	2,325,018	18,135
K&S AG	55,400	7,954
Monsanto Co.	869,600	60,646
The Mosaic Co. (a)	2,166,500	91,036
Tokai Carbon Co. Ltd.	231,000	2,669
Tronox, Inc. Class A	872,600	8,970
		366,582
Containers & Packaging - 0.0%
Owens-Illinois, Inc. (a)	26,600	1,070
Smurfit-Stone Container Corp. (a)	1,187,500	12,540
		13,610
Metals & Mining - 1.9%
Agnico-Eagle Mines Ltd.	203,500	9,099
Alamos Gold, Inc. (a)	809,200	4,329
Alcoa, Inc.	1,932,400	70,591
Allegheny Technologies, Inc.	250,078	24,855
Anglo Platinum Ltd.	106,600	14,253
Arcelor Mittal (NY Shares) Class A	296,000	19,595
Carpenter Technology Corp.	275,500	32,189
Eldorado Gold Corp. (a)	670,400	3,307
First Quantum Minerals Ltd.	147,900	11,204
Ivanhoe Mines Ltd. (a)	971,000	10,896
Lihir Gold Ltd. (a)	3,236,695	8,132
Meridian Gold, Inc. (a)	2,740,300	76,098
Newcrest Mining Ltd.	138,716	2,781
Nucor Corp.	231,200	12,230
Polymet Mining Corp. (a)	346,800	1,038
Reliance Steel & Aluminum Co.	815,500	43,197
Stillwater Mining Co. (a)	1,428,410	13,413
Titanium Metals Corp. (a)	4,492,482	140,839
Yamana Gold, Inc.	115,600	1,280
		499,326
Paper & Forest Products - 0.1%
Glatfelter	231,100	3,411
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Paper & Forest Products - continued
MeadWestvaco Corp.	297,200	$ 9,389
Weyerhaeuser Co.	37,000	2,522
		15,322
TOTAL MATERIALS		894,840
TELECOMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 2.5%
AT&T, Inc.	10,687,905	426,127
Cincinnati Bell, Inc. (a)	2,982,370	14,554
Cogent Communications Group, Inc. (a)	458,200	11,441
Covad Communications Group, Inc. (a)	12,314,540	9,852
NeuStar, Inc. Class A (a)	1,297,500	41,027
Verizon Communications, Inc.	3,476,300	145,587
		648,588
Wireless Telecommunication Services - 0.5%
America Movil SAB de CV Series L sponsored ADR	285,300	17,249
American Tower Corp. Class A (a)	898,391	35,594
Crown Castle International Corp. (a)	696,000	25,585
Leap Wireless International, Inc. (a)	18,500	1,341
NII Holdings, Inc. (a)	320,200	25,353
Sprint Nextel Corp.	924,300	17,488
Vivo Participacoes SA (PN) sponsored ADR (a)	1,387,200	6,589
		129,199
TOTAL TELECOMMUNICATION SERVICES		777,787
UTILITIES - 3.0%
Electric Utilities - 1.1%
DPL, Inc.	990,700	26,105
E.ON AG	165,000	27,710
Edison International	460,400	24,268
Electricite de France	55,500	5,604
Entergy Corp.	665,500	68,959
Exelon Corp.	27,700	1,958
PPL Corp.	1,204,100	58,110
Reliant Energy, Inc. (a)	2,609,100	66,558
		279,272
Gas Utilities - 0.1%
Equitable Resources, Inc.	477,300	23,478
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Gas Utilities - continued
Gaz de France	129,500	$ 6,492
Questar Corp.	194,100	9,699
		39,669
Independent Power Producers & Energy Traders - 1.4%
AES Corp. (a)	4,068,317	73,677
Constellation Energy Group, Inc.	1,045,600	86,722
Dynegy, Inc. Class A (a)	3,649,500	29,524
NRG Energy, Inc. (a)	4,897,918	186,562
		376,485
Multi-Utilities - 0.4%
CMS Energy Corp.	1,381,600	22,548
Public Service Enterprise Group, Inc.	758,500	64,465
Sempra Energy	231,100	12,717
		99,730
TOTAL UTILITIES		795,156
TOTAL COMMON STOCKS (Cost $13,552,690)		16,960,706
Convertible Preferred Stocks - 0.2%

FINANCIALS - 0.1%
Insurance - 0.1%
Platinum Underwriters Holdings Ltd. Series A, 6.00%	221,900	7,154
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
ASAT Holdings Ltd. 13.00%	2,416	0
MATERIALS - 0.1%
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	249,500	32,989
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $31,456)		40,143
Corporate Bonds - 2.2%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.2%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Chesapeake Energy Corp. 2.75% 11/15/35	$ 1,000	$ 1,027
Evergreen Energy, Inc. 8% 8/1/12 (h)	8,780	9,043
McMoRan Exploration Co. 6% 7/2/08	12,950	14,837
		24,907
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Inverness Medical Innovations, Inc. 3% 5/15/16 (h)	9,274	10,897
Pharmaceuticals - 0.0%
Alpharma, Inc. 2.125% 3/15/27	7,380	6,840
TOTAL HEALTH CARE		17,737
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Cypress Semiconductor Corp. 1% 9/15/09 (h)	4,610	5,376
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Cogent Communications Group, Inc. 1% 6/15/27 (h)	9,250	8,191
Covad Communications Group, Inc. 3% 3/15/24 (h)	5,000	3,356
Level 3 Communications, Inc. 5.25% 12/15/11 (h)	1,980	2,796
		14,343
TOTAL CONVERTIBLE BONDS		62,363
Nonconvertible Bonds - 2.0%
CONSUMER DISCRETIONARY - 0.4%
Auto Components - 0.0%
Tenneco, Inc. 8.625% 11/15/14	435	424
The Goodyear Tire & Rubber Co.:
8.625% 12/1/11 (h)	84	86
9% 7/1/15	104	107
		617
Automobiles - 0.0%
Ford Motor Co. 7.45% 7/16/31	880	660
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Automobiles - continued
General Motors Corp.:
8.25% 7/15/23	$ 120	$ 96
8.375% 7/15/33	800	638
		1,394
Diversified Consumer Services - 0.0%
Carriage Services, Inc. 7.875% 1/15/15	430	421
Education Management LLC/Education Management Finance Corp. 8.75% 6/1/14	340	345
Service Corp. International:
6.75% 4/1/15	450	437
7.5% 4/1/27	450	410
		1,613
Hotels, Restaurants & Leisure - 0.1%
Carrols Corp. 9% 1/15/13	730	686
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp. 10.25% 6/15/15 (h)	260	224
Host Marriott LP 7.125% 11/1/13	1,000	993
Landry's Seafood Restaurants, Inc. 7.5% 12/15/14	1,070	1,067
MGM Mirage, Inc.:
5.875% 2/27/14	3,880	3,584
7.5% 6/1/16	450	446
OSI Restaurant Partners, Inc. 10% 6/15/15 (h)	1,045	878
Penn National Gaming, Inc. 6.875% 12/1/11	1,400	1,397
Shingle Springs Tribal Gaming Authority 9.375% 6/15/15 (h)	170	167
Six Flags, Inc.:
8.875% 2/1/10	900	783
9.625% 6/1/14	585	474
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.625% 12/1/14	1,480	1,432
		12,131
Household Durables - 0.0%
Fortune Brands, Inc. 5.875% 1/15/36	1,780	1,605
Leisure Equipment & Products - 0.0%
Riddell Bell Holdings, Inc. 8.375% 10/1/12	110	103
Media - 0.3%
AOL Time Warner, Inc. 7.625% 4/15/31	4,975	5,392
Cablevision Systems Corp. 9.82% 4/1/09 (l)	780	790
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
CanWest Media, Inc. 8% 9/15/12	$ 1,800	$ 1,733
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp. 11% 10/1/15	1,055	1,023
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. Series B, 10.25% 9/15/10	785	783
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
8% 4/30/12 (h)	2,365	2,341
8.375% 4/30/14 (h)	115	113
CSC Holdings, Inc. 7.625% 4/1/11	1,390	1,369
Dex Media, Inc. 8% 11/15/13	355	354
EchoStar Communications Corp. 7.125% 2/1/16	2,420	2,357
Liberty Media Corp.:
5.7% 5/15/13	1,430	1,323
8.25% 2/1/30	6,315	6,126
News America Holdings, Inc. 7.75% 12/1/45	15,780	17,272
News America, Inc. 6.2% 12/15/34	1,720	1,597
Nexstar Broadcasting, Inc. 7% 1/15/14	1,110	1,049
PanAmSat Corp. 9% 6/15/16	910	928
Paxson Communications Corp. 8.61% 1/15/12 (h)(l)	1,495	1,478
The Reader's Digest Association, Inc. 9% 2/15/17 (h)	1,830	1,574
Time Warner Cable, Inc. 6.55% 5/1/37 (h)	6,111	5,940
Time Warner, Inc. 6.5% 11/15/36	7,810	7,495
TL Acquisitions, Inc.:
0% 7/15/15 (e)(h)	650	484
10.5% 1/15/15 (h)	2,430	2,296
Valassis Communications, Inc. 8.25% 3/1/15	2,750	2,324
Videotron Ltee 6.875% 1/15/14	990	941
		67,082
Specialty Retail - 0.0%
Asbury Automotive Group, Inc.:
7.625% 3/15/17 (h)	230	213
8% 3/15/14	1,820	1,745
Claire's Stores, Inc. 9.25% 6/1/15 (h)	175	151
Michaels Stores, Inc. 10% 11/1/14 (h)	905	907
Sally Holdings LLC:
9.25% 11/15/14	1,045	1,024
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Sally Holdings LLC: - continued
10.5% 11/15/16	$ 295	$ 281
Sonic Automotive, Inc. 8.625% 8/15/13	1,090	1,068
Toys 'R' US, Inc. 7.875% 4/15/13	1,800	1,517
United Auto Group, Inc. 7.75% 12/15/16	1,000	945
		7,851
Textiles, Apparel & Luxury Goods - 0.0%
Hanesbrands, Inc. 8.735% 12/15/14 (h)(l)	190	188
TOTAL CONSUMER DISCRETIONARY		92,584
CONSUMER STAPLES - 0.1%
Beverages - 0.0%
Constellation Brands, Inc. 7.25% 5/15/17 (h)	3,360	3,251
Food & Staples Retailing - 0.0%
Couche Tard U.S. LP/Couche Tard Financing Corp. 7.5% 12/15/13	920	902
Rite Aid Corp. 9.5% 6/15/17 (h)	1,665	1,507
Stater Brothers Holdings, Inc. 7.75% 4/15/15 (h)	655	635
		3,044
Food Products - 0.0%
Dean Foods Co. 7% 6/1/16	420	386
Kraft Foods, Inc. 7% 8/11/37	625	643
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	1,475	1,512
Smithfield Foods, Inc. 7.75% 7/1/17	300	300
		2,841
Household Products - 0.0%
Kimberly-Clark Corp. 6.625% 8/1/37	2,589	2,730
Tobacco - 0.1%
Reynolds American, Inc.:
7.25% 6/15/37	7,970	8,077
7.625% 6/1/16	445	468
		8,545
TOTAL CONSUMER STAPLES		20,411
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
ENERGY - 0.3%
Energy Equipment & Services - 0.0%
Bristow Group, Inc. 7.5% 9/15/17 (h)	$ 410	$ 405
Complete Production Services, Inc. 8% 12/15/16	530	510
Hornbeck Offshore Services, Inc. 6.125% 12/1/14	195	178
Pride International, Inc. 7.375% 7/15/14	480	481
		1,574
Oil, Gas & Consumable Fuels - 0.3%
Chaparral Energy, Inc. 8.875% 2/1/17 (h)	510	459
Chesapeake Energy Corp.:
6.5% 8/15/17	2,500	2,381
6.625% 1/15/16	15	15
6.875% 1/15/16	10	10
7% 8/15/14	20	20
7.5% 6/15/14	430	435
Duke Capital LLC 6.75% 2/15/32	8,145	8,087
Duke Energy Field Services 6.45% 11/3/36 (h)	8,650	8,549
Forest Oil Corp. 7.25% 6/15/19 (h)	1,160	1,117
Foundation Pennsylvania Coal Co. 7.25% 8/1/14	530	502
Kinder Morgan Energy Partners LP:
5.125% 11/15/14	12,250	11,573
6.95% 1/15/38	1,155	1,162
Mariner Energy, Inc. 8% 5/15/17	510	482
Massey Energy Co. 6.875% 12/15/13	740	670
National Gas Co. of Trinidad & Tobago Ltd. 6.05% 1/15/36 (h)	2,855	2,740
Nexen, Inc.:
5.875% 3/10/35	1,565	1,418
6.4% 5/15/37	5,235	5,093
OPTI Canada, Inc. 8.25% 12/15/14 (h)	1,665	1,686
Peabody Energy Corp. 7.375% 11/1/16	1,800	1,816
Petrohawk Energy Corp. 9.125% 7/15/13	550	573
Plains All American Pipeline LP:
6.125% 1/15/17	2,645	2,653
6.65% 1/15/37	4,940	4,889
Plains Exploration & Production Co. 7% 3/15/17	550	503
Pogo Producing Co.:
6.625% 3/15/15	230	231
7.875% 5/1/13	270	271
Range Resources Corp. 7.375% 7/15/13	765	769
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Ras Laffan Liquid Natural Gas Co. Ltd. III 6.332% 9/30/27 (h)	$ 5,910	$ 5,905
Ship Finance International Ltd. 8.5% 12/15/13	2,310	2,350
Talisman Energy, Inc. yankee 6.25% 2/1/38	3,280	3,081
Teekay Corp. 8.875% 7/15/11	1,110	1,132
Valero Energy Corp. 6.625% 6/15/37	2,170	2,188
Williams Partners LP/Williams Partners Finance Corp. 7.25% 2/1/17	430	427
		73,187
TOTAL ENERGY		74,761
FINANCIALS - 0.3%
Capital Markets - 0.1%
Bear Stearns Companies, Inc. 6.9% 8/15/12	14,125	14,221
JPMorgan Chase Capital XX 6.55% 9/29/36	11,840	10,659
		24,880
Commercial Banks - 0.1%
Bank of America NA 6% 10/15/36	8,545	8,260
HSBC Holdings PLC 6.5% 5/2/36	6,175	6,263
		14,523
Consumer Finance - 0.1%
Ford Motor Credit Co. LLC:
7% 10/1/13	1,630	1,426
7.8% 6/1/12	450	413
8% 12/15/16	360	325
9.81% 4/15/12 (l)	390	390
9.875% 8/10/11	2,560	2,527
General Motors Acceptance Corp.:
6.75% 12/1/14	2,910	2,466
6.875% 8/28/12	680	601
8% 11/1/31	620	552
GMAC LLC:
6% 12/15/11	1,000	860
6.125% 1/22/08	1,000	993
6.625% 5/15/12	450	389
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Consumer Finance - continued
SLM Corp.:
4.5% 7/26/10	$ 1,355	$ 1,254
5.52% 7/26/10 (l)	22,788	21,474
		33,670
Diversified Financial Services - 0.0%
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.75% 11/1/15 (h)	320	307
9% 6/1/16 (h)	370	374
NSG Holdings II, LLC 7.75% 12/15/25 (h)	490	488
Yankee Acquisition Corp. 8.5% 2/15/15	120	113
		1,282
Insurance - 0.0%
USI Holdings Corp.:
9.4325% 11/15/14 (h)(l)	260	237
9.75% 5/15/15 (h)	100	91
		328
Real Estate Investment Trusts - 0.0%
Duke Realty LP:
5.5% 3/1/16	3,075	2,932
5.625% 8/15/11	2,695	2,681
Host Hotels & Resorts LP 6.875% 11/1/14	750	737
Rouse Co. LP/TRC, Inc. 6.75% 5/1/13 (h)	1,100	1,095
Senior Housing Properties Trust 7.875% 4/15/15	278	288
Ventas Realty LP:
6.5% 6/1/16	2,035	1,954
6.75% 4/1/17	330	320
		10,007
Real Estate Management & Development - 0.0%
Realogy Corp. 10.5% 4/15/14 (h)	2,665	2,279
TOTAL FINANCIALS		86,969
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
AMR HoldCo, Inc./EmCare HoldCo, Inc. 10% 2/15/15	460	488
Community Health Systems, Inc. 8.875% 7/15/15 (h)	2,715	2,698
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
DaVita, Inc.:
6.625% 3/15/13	$ 745	$ 721
7.25% 3/15/15	1,085	1,061
HCA, Inc.:
6.5% 2/15/16	1,085	890
9.125% 11/15/14 (h)	945	966
9.25% 11/15/16 (h)	2,200	2,255
9.625% 11/15/16 pay-in-kind (h)	1,000	1,025
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14	1,550	1,507
Skilled Healthcare Group, Inc. 11% 1/15/14	190	203
Tenet Healthcare Corp. 9.875% 7/1/14	845	748
U.S. Oncology, Inc. 9% 8/15/12	465	460
United Surgical Partners International, Inc.:
8.875% 5/1/17	840	798
9.25% 5/1/17 pay-in-kind	640	614
Universal Hospital Services, Inc.:
8.5% 6/1/15 pay-in-kind (h)	210	197
8.7594% 6/1/15 (h)(l)	250	240
		14,871
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Bombardier, Inc.:
6.3% 5/1/14 (h)	2,965	2,832
7.45% 5/1/34 (h)	3,000	2,940
8% 11/15/14 (h)	3,470	3,583
DRS Technologies, Inc. 7.625% 2/1/18	900	878
Esterline Technologies Corp. 6.625% 3/1/17 (h)	900	873
TransDigm, Inc. 7.75% 7/15/14	180	180
		11,286
Airlines - 0.0%
Continental Airlines, Inc. 7.339% 4/19/14	160	150
Continental Airlines, Inc. 6.903% 4/19/22	100	92
Delta Air Lines, Inc. 8.3% 12/15/29 (a)	4,940	321
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Airlines - continued
Delta Air Lines, Inc. pass thru trust certificates 7.57% 11/18/10	$ 5,010	$ 5,073
Northwest Airlines, Inc. pass thru trust certificates 7.691% 4/1/17	452	432
		6,068
Building Products - 0.0%
Building Materials Corp. of America 7.75% 8/1/14	820	709
Nortek, Inc. 8.5% 9/1/14	510	441
		1,150
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc. 7.125% 5/15/16	1,380	1,361
ARAMARK Corp.:
8.5% 2/1/15	1,880	1,814
8.8563% 2/1/15 (l)	140	139
Cenveo Corp. 7.875% 12/1/13	2,700	2,498
Corrections Corp. of America 6.25% 3/15/13	1,000	973
Deluxe Corp. 7.375% 6/1/15	895	868
IKON Office Solutions, Inc. 7.75% 9/15/15	140	139
		7,792
Electrical Equipment - 0.0%
General Cable Corp.:
7.125% 4/1/17	80	78
7.735% 4/1/15 (l)	200	195
		273
Machinery - 0.0%
Commercial Vehicle Group, Inc. 8% 7/1/13	230	213
RBS Global, Inc. / Rexnord Corp. 9.5% 8/1/14	130	131
		344
Marine - 0.0%
Navios Maritime Holdings, Inc. 9.5% 12/15/14	550	558
Road & Rail - 0.0%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
7.625% 5/15/14	150	145
8.0575% 5/15/14 (l)	60	58
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Road & Rail - continued
Hertz Corp.:
8.875% 1/1/14	$ 895	$ 922
10.5% 1/1/16	330	355
		1,480
Trading Companies & Distributors - 0.0%
Ashtead Capital, Inc. 9% 8/15/16 (h)	360	347
Penhall International Corp. 12% 8/1/14 (h)	310	318
VWR Funding, Inc. 10.25% 7/15/15 (h)	1,340	1,246
		1,911
TOTAL INDUSTRIALS		30,862
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.0%
Lucent Technologies, Inc. 6.45% 3/15/29	825	697
Nortel Networks Corp.:
9.61% 7/15/11 (h)(l)	430	434
10.125% 7/15/13 (h)	390	403
10.75% 7/15/16 (h)	1,495	1,570
		3,104
Electronic Equipment & Instruments - 0.0%
Solectron Global Finance Ltd. 8% 3/15/16	140	149
IT Services - 0.0%
Iron Mountain, Inc.:
6.625% 1/1/16	115	104
8.625% 4/1/13	160	160
SunGard Data Systems, Inc. 9.125% 8/15/13	2,590	2,668
		2,932
Office Electronics - 0.0%
Xerox Capital Trust I 8% 2/1/27	2,450	2,413
Semiconductors & Semiconductor Equipment - 0.1%
Amkor Technology, Inc. 9.25% 6/1/16	470	456
Avago Technologies Finance Ltd. 10.125% 12/1/13	820	853
Freescale Semiconductor, Inc.:
8.875% 12/15/14	2,460	2,260
9.125% 12/15/14 pay-in-kind	2,590	2,305
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Freescale Semiconductor, Inc.: - continued
9.235% 12/15/14 (l)	$ 885	$ 810
10.125% 12/15/16	450	390
		7,074
Software - 0.0%
Activant Solutions, Inc. 9.5% 5/1/16	140	120
Open Solutions, Inc. 9.75% 2/1/15 (h)	1,800	1,692
Serena Software, Inc. 10.375% 3/15/16	255	255
		2,067
TOTAL INFORMATION TECHNOLOGY		17,739
MATERIALS - 0.1%
Chemicals - 0.1%
Agrium, Inc. 7.125% 5/23/36	6,400	6,506
Georgia Gulf Corp.:
9.5% 10/15/14	575	535
10.75% 10/15/16	450	398
Lyondell Chemical Co.:
6.875% 6/15/17	950	988
8.25% 9/15/16	270	301
Momentive Performance Materials, Inc. 9.75% 12/1/14 (h)	1,370	1,302
Phibro Animal Health Corp. 10% 8/1/13 (h)	290	287
PolyOne Corp. 8.875% 5/1/12	900	898
Sterling Chemicals, Inc. 10.25% 4/1/15 (h)	180	182
		11,397
Containers & Packaging - 0.0%
Berry Plastics Holding Corp. 8.875% 9/15/14	1,000	978
BWAY Corp. 10% 10/15/10	820	828
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09	532	537
Owens-Illinois, Inc. 7.35% 5/15/08	1,560	1,576
Smurfit-Stone Container Enterprises, Inc. 8% 3/15/17	900	860
		4,779
Metals & Mining - 0.0%
California Steel Industries, Inc. 6.125% 3/15/14	550	501
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - continued
FMG Finance Property Ltd.:
10% 9/1/13 (h)	$ 360	$ 385
10.625% 9/1/16 (h)	1,030	1,182
Freeport-McMoRan Copper & Gold, Inc.:
8.25% 4/1/15	450	467
8.375% 4/1/17	890	943
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	440	462
Novelis, Inc. 7.25% 2/15/15	915	878
PNA Group, Inc. 10.75% 9/1/16 (h)	180	181
United States Steel Corp. 6.65% 6/1/37	5,765	5,479
		10,478
Paper & Forest Products - 0.0%
Catalyst Paper Corp. 8.625% 6/15/11	260	229
Georgia-Pacific Corp.:
7% 1/15/15 (h)	1,300	1,235
7.125% 1/15/17 (h)	1,300	1,232
8.125% 5/15/11	1,000	1,008
9.5% 12/1/11	310	319
		4,023
TOTAL MATERIALS		30,677
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
AT&T, Inc. 6.8% 5/15/36	15,241	15,914
BellSouth Capital Funding Corp. 7.875% 2/15/30	1,655	1,886
BellSouth Corp. 6.55% 6/15/34	4,340	4,378
British Telecommunications PLC 9.125% 12/15/30	4,565	6,101
Intelsat Bermuda Ltd. 8.886% 1/15/15 (l)	640	645
Intelsat Ltd.:
9.25% 6/15/16	1,820	1,875
11.25% 6/15/16	585	611
Level 3 Financing, Inc.:
8.75% 2/15/17	1,450	1,356
9.15% 2/15/15 (l)	450	416
9.25% 11/1/14	3,965	3,796
Nordic Telephone Co. Holdings ApS 8.875% 5/1/16 (h)	130	132
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
PAETEC Holding Corp. 9.5% 7/15/15 (h)	$ 155	$ 153
Qwest Capital Funding, Inc. 7% 8/3/09	1,340	1,333
Qwest Communications International, Inc.:
7.5% 2/15/14	985	985
7.5% 2/15/14	1,000	975
Qwest Corp.:
8.61% 6/15/13 (l)	1,260	1,336
8.875% 3/15/12	905	980
Sprint Capital Corp.:
6.875% 11/15/28	3,470	3,378
8.75% 3/15/32	12,301	14,199
Telecom Italia Capital SA 7.2% 7/18/36	2,670	2,777
Telefonica Emisiones SAU 7.045% 6/20/36	8,498	8,848
Verizon Communications, Inc. 6.25% 4/1/37	4,611	4,538
Verizon Global Funding Corp. 7.75% 12/1/30	4,445	5,037
Wind Acquisition Finance SA 10.75% 12/1/15 (h)	295	304
Windstream Corp.:
7% 3/15/19	800	756
8.125% 8/1/13	295	304
8.625% 8/1/16	1,580	1,645
		84,658
Wireless Telecommunication Services - 0.0%
Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 6/15/13	320	337
Centennial Communications Corp. 10% 1/1/13	150	156
Cricket Communications, Inc. 9.375% 11/1/14	610	596
Digicel Group Ltd.:
8.875% 1/15/15 (h)	1,190	1,086
9.125% 1/15/15 pay-in-kind (h)	2,249	2,052
DirecTV Holdings LLC/DirecTV Financing, Inc. 6.375% 6/15/15	960	902
MetroPCS Wireless, Inc.:
9.25% 11/1/14 (h)	1,500	1,478
9.25% 11/1/14 (h)	450	443
		7,050
TOTAL TELECOMMUNICATION SERVICES		91,708
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
UTILITIES - 0.2%
Electric Utilities - 0.1%
Appalachian Power Co. 6.375% 4/1/36	$ 5,500	$ 5,419
Edison Mission Energy 7.2% 5/15/19 (h)	2,885	2,694
Mirant Americas Generation LLC 8.3% 5/1/11	455	450
Nevada Power Co. 6.5% 5/15/18	5,290	5,290
Pacific Gas & Electric Co. 5.8% 3/1/37	3,555	3,355
Reliant Energy, Inc. 7.875% 6/15/17	3,365	3,281
Tampa Electric Co. 6.15% 5/15/37	4,486	4,355
		24,844
Gas Utilities - 0.0%
NiSource Finance Corp. 5.45% 9/15/20	1,990	1,798
Independent Power Producers & Energy Traders - 0.0%
AES Corp.:
8.75% 5/15/13 (h)	1,135	1,192
9.375% 9/15/10	1,143	1,174
9.5% 6/1/09	2,802	2,865
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (h)	1,255	1,324
Mirant North America LLC 7.375% 12/31/13	250	248
NRG Energy, Inc.:
7.25% 2/1/14	1,260	1,247
7.375% 2/1/16	1,705	1,688
7.375% 1/15/17	1,700	1,675
		11,413
Multi-Utilities - 0.1%
CMS Energy Corp. 8.5% 4/15/11	2,200	2,327
Dominion Resources, Inc. 6.3% 9/30/66 (l)	8,775	8,694
MidAmerican Energy Holdings, Co. 6.5% 9/15/37 (h)	8,075	8,140
		19,161
TOTAL UTILITIES		57,216
TOTAL NONCONVERTIBLE BONDS		517,798
TOTAL CORPORATE BONDS (Cost $592,531)		580,161
U.S. Government and Government Agency Obligations - 9.4%
	Principal Amount (000s)	Value (000s)
U.S. Government Agency Obligations - 2.0%
Fannie Mae:
4.25% 5/15/09 (f)(k)	$ 102,184	$ 101,324
4.5% 2/15/11	8,904	8,848
4.625% 10/15/13	20,000	19,715
4.75% 12/15/10 (f)	40,000	40,021
4.875% 4/15/09	9,535	9,544
6.125% 3/15/12	11,499	12,124
6.625% 9/15/09	87,159	90,366
7.25% 1/15/10	5,521	5,829
Freddie Mac:
4.5% 1/15/14	45,570	44,563
4.75% 3/5/09	75,667	75,530
4.875% 11/15/13	23,130	23,093
5.25% 7/18/11 (f)	36,920	37,586
5.25% 11/5/12	2,810	2,808
5.625% 3/15/11	23,295	23,979
5.75% 1/15/12	25,000	25,965
Tennessee Valley Authority 5.375% 4/1/56	5,098	5,077
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		526,372
U.S. Treasury Inflation Protected Obligations - 1.9%
U.S. Treasury Inflation-Indexed Notes:
1.625% 1/15/15 (p)	105,836	100,255
2% 1/15/14 (f)(p)	108,243	105,701
2.375% 4/15/11	41,519	41,441
2.375% 1/15/17	39,258	39,237
2.5% 7/15/16 (f)	144,428	146,059
2.625% 7/15/17	64,334	65,847
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		498,540
U.S. Treasury Obligations - 5.5%
U.S. Treasury Bonds 6.125% 8/15/29 (f)	133,177	155,599
U.S. Treasury Notes:
4.25% 11/15/14	10,045	9,946
4.5% 4/30/12 (f)	107,060	108,147
4.5% 5/15/17 (f)	100,000	99,578
4.625% 7/31/12 (i)	309,700	314,677
4.625% 11/15/16 (f)	70,000	70,448
4.75% 1/31/12 (f)(p)	181,720	185,269
4.75% 5/31/12 (f)	125,000	127,578
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (000s)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
4.875% 10/31/08 (f)	$ 69,803	$ 70,256
5.125% 6/30/11	67,133	69,278
5.125% 5/15/16 (f)	204,689	213,452
TOTAL U.S. TREASURY OBLIGATIONS		1,424,228
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $2,424,605)		2,449,140
U.S. Government Agency - Mortgage Securities - 2.0%

Fannie Mae - 1.9%
5.5% 9/1/37 (i)(j)	48,000	46,904
5.5% 9/1/37 (i)	110,000	107,487
5.5% 9/1/37 (i)(j)	210,000	205,203
5.651% 7/1/37 (l)	2,415	2,429
6% 9/1/37 (i)(j)	40,000	39,988
6% 9/1/37 (i)	80,000	79,975
6% 9/1/37 (i)	17,460	17,455
6% 9/1/37	6,970	6,916
6.061% 4/1/36 (l)	1,717	1,738
6.155% 4/1/36 (l)	4,117	4,173
6.256% 6/1/36 (l)	632	637
6.319% 4/1/36 (l)	1,523	1,546
TOTAL FANNIE MAE		514,451
Freddie Mac - 0.1%
5.787% 10/1/35 (l)	1,169	1,174
5.877% 6/1/36 (l)	1,929	1,941
6.044% 6/1/36 (l)	1,886	1,902
6.049% 7/1/37 (l)	9,800	9,871
6.089% 4/1/36 (l)	3,180	3,204
6.1% 6/1/36 (l)	1,781	1,799
TOTAL FREDDIE MAC		19,891
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $529,809)		534,342
Asset-Backed Securities - 0.0%
	Principal Amount (000s)	Value (000s)
Carrington Mortgage Loan Trust Series 2006-FRE1 Class M1, 5.805% 7/25/36 (l)	$ 3,850	$ 2,942
Merna Reinsurance Ltd. Series 2007-1 Class B, 7.11% 6/30/12 (h)(l)	4,135	4,135
TOTAL ASSET-BACKED SECURITIES (Cost $7,942)		7,077
Collateralized Mortgage Obligations - 0.1%

Private Sponsor - 0.0%
Bayview Commercial Asset Trust Series 2006-3A Class IO, 1.1688% 10/25/36 (l)(n)	51,991	6,135
U.S. Government Agency - 0.1%
Fannie Mae subordinate REMIC pass-thru certificates sequential payer Series 2006-78 Class CD, 4.5% 10/25/18	25,097	24,698
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $31,160)		30,833
Commercial Mortgage Securities - 0.0%

Ginnie Mae guaranteed REMIC pass-thru securities sequential payer Series 2003-47 Class C, 4.227% 10/16/27	3,851	3,774
GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Class X2, 0.6778% 12/10/41 (l)(n)	2,978	58
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $3,910)		3,832
Floating Rate Loans - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Diversified Consumer Services - 0.0%
Thomson Learning, Inc. term loan 8.1% 7/5/14 (l)	1,000	940
Media - 0.0%
Charter Communications Operating LLC Tranche B 1LN, term loan 7.36% 3/6/14 (l)	3,140	2,967
CSC Holdings, Inc. Tranche B, term loan 7.07% 3/31/13 (l)	1,000	960
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Univision Communications, Inc.:
Tranche 1LN, term loan 7.61% 9/29/14 (l)	$ 507	$ 469
Tranche DD 1LN, term loan 9/29/14 (o)	33	30
		4,426
Multiline Retail - 0.0%
Neiman Marcus Group, Inc. term loan 7.1097% 4/6/13 (l)	370	359
Specialty Retail - 0.0%
Michaels Stores, Inc. term loan 7.6252% 10/31/13 (l)	997	938
TOTAL CONSUMER DISCRETIONARY		6,663
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Rite Aid Corp. Tranche ABL, term loan 7.1832% 6/4/14 (l)	1,000	976
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Community Health Systems, Inc.:
term loan 7.7563% 7/25/14 (l)	938	905
Tranche DD, term loan 7/25/14 (o)	62	60
HCA, Inc. Tranche B, term loan 7.61% 11/17/13 (l)	3,110	2,989
		3,954
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
ARAMARK Corp.:
term loan 7.36% 1/26/14 (l)	934	897
7.485% 1/26/14 (l)	66	63
		960
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Level 3 Communications, Inc. term loan 7.61% 3/13/14 (l)	170	163
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.0%
MetroPCS Wireless, Inc. Tranche B, term loan 7.625% 11/3/13 (l)	$ 110	$ 107
TOTAL TELECOMMUNICATION SERVICES		270
TOTAL FLOATING RATE LOANS (Cost $13,196)		12,823
Fixed-Income Funds - 20.4%
	Shares
Fidelity 1-3 Year Duration Securitized Bond Central Fund (m)	4,717,307	450,220
Fidelity 2-5 Year Duration Securitized Bond Central Fund (m)	4,849,521	474,235
Fidelity Corporate Bond 1-10 Year Central Fund (m)	16,196,888	1,603,006
Fidelity Mortgage Backed Securities Central Fund (m)	21,110,581	2,074,537
Fidelity Ultra-Short Central Fund (m)	7,854,633	742,656
TOTAL FIXED-INCOME FUNDS (Cost $5,473,110)		5,344,654
Money Market Funds - 4.3%

Fidelity Cash Central Fund, 5.48% (b)	997,666,227	997,666
Fidelity Securities Lending Cash Central Fund, 5.49% (b)(d)	127,017,282	127,017
TOTAL MONEY MARKET FUNDS (Cost $1,124,683)		1,124,683
Cash Equivalents - 5.6%
	Maturity Amount (000s)	Value (000s)
Investments in repurchase agreements in a joint trading account at 5.4%, dated 8/31/07 due 9/4/07 (Collateralized by U.S. Government Obligations) # (c) (Cost $1,464,901)	$ 1,465,780	$ 1,464,901
TOTAL INVESTMENT PORTFOLIO - 109.0% (Cost $25,249,993)		28,553,295
NET OTHER ASSETS - (9.0)%		(2,362,018)
NET ASSETS - 100%		$ 26,191,277
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Treasury Contracts
765 U.S. Treasury 5-Year Bond Contracts	Jan. 2008	$ 81,628	$ 170

The face value of futures purchased as a percentage of net assets - 0.3%
Swap Agreements
		Notional Amount (000s)	Value (000s)
Credit Default Swaps

Receive monthly notional amount multiplied by 1.32% and pay Goldman Sachs upon credit event of Securitized Asset Backed Receivables LLC Trust, par value of the notional amount of Securitized Asset Backed Receivables LLC Trust Series 2006-OP1 Class B2, 6.72% 10/25/35

	Nov. 2035	$ 4,800	$ (2,207)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued
Receive from Citibank upon credit event of Bristol-Myers Squibb Co., par value of the notional amount of Bristol-Myers Squibb Co. 5.25% 8/15/13, and pay quarterly notional amount multiplied by .32%	Sept. 2017	$ 2,500	$ 22
Receive from Citibank upon credit event of Schering-Plough Corp., par value of the notional amount of Schering-Plough Corp. 5.55% 12/1/13, and pay quarterly notional amount multiplied by .4%	Sept. 2017	4,100	28
Receive from Goldman Sachs upon credit event of Eli Lilly & Co., par value of the notional amount of Eli Lilly & Co. 6.57% 1/1/16, and pay quarterly notional amount multiplied by .24%	Sept. 2017	4,100	6
Receive monthly notional amount multiplied by 2.6% and pay Merrill Lynch, Inc. upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R8 Class M9, 8.07% 9/25/34	Oct. 2034	4,500	(1,215)
Receive monthly notional amount multiplied by 3.05% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2006-HE3 Class B3, 7.22% 4/25/36	May 2036	3,200	(2,523)
Receive monthly notional amount multiplied by 2.36% and pay Morgan Stanley, Inc. upon credit event of GE-WMC Mortgage Securities, LLC, par value of the notional amount of GE-WMC Mortgage Securities, LLC Series 2006-01 Class B3, 7.13% 8/25/36	Sept. 2036	600	(516)
Receive monthly notional amount multiplied by 2.5% and pay Bank of America upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11 Class M9, 6.102% 11/25/34	Dec. 2034	4,500	(1,262)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 2.5% and pay Bank of America upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R8 Class M9, 8.07% 9/25/34

	Oct. 2034	$ 4,500	$ (1,226)
Receive monthly notional amount multiplied by 3% and pay UBS upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2005-R4 Class M9, 7.07% 7/25/35	August 2035	3,000	(1,091)
Receive monthly notional amount multiplied by 3.66% and pay Deutsche Bank upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M9, 7.2% 5/25/35	June 2035	4,800	(2,007)
Receive monthly notional amount multiplied by 3.83% and pay Morgan Stanley, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M9, 7.2% 5/25/35	June 2035	1,600	(665)
Receive monthly notional amount multiplied by 5.55% and pay Deutsche Bank upon credit event of Carrington Mortgage Loan Trust, par value of the notional amount of Carrington Mortgage Loan Trust Series 2006-FRE1 Class M10, 7.74% 7/25/36	August 2036	3,000	(1,259)
Receive monthly notional amount multiplied by 6.25% and pay Deutsche Bank upon credit event of Residential Asset Mortgage Products, Inc., par value of the notional amount of Residential Asset Mortgage Products, Inc. Series 2006-RS5, 7.17% 9/25/36	Oct. 2036	3,000	(2,102)
TOTAL CREDIT DEFAULT SWAPS		48,200	(16,017)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Interest Rate Swaps
Receive semi-annually a fixed rate equal to 4.9585% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	May 2012	$ 60,000	$ 745
Receive semi-annually a fixed rate equal to 5.147% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Jan. 2012	100,000	773
Receive semi-annually a fixed rate equal to 5.263% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	Feb. 2012	80,000	1,014
Receive semi-annually a fixed rate equal to 5.2965% and pay quarterly a floating rate based on 3-month LIBOR with Deutsche Bank	Feb. 2012	70,000	985
Receive semi-annually a fixed rate equal to 5.458% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	June 2017	120,000	2,133
Receive semi-annually a fixed rate equal to 5.53% and pay quarterly a floating rate based on 3-month LIBOR with Bank of America	June 2012	105,000	2,573
Receive semi-annually a fixed rate equal to 5.629% and pay quarterly a floating rate based on 3-month LIBOR with Deutsche Bank	May 2016	100,000	4,622
TOTAL INTEREST RATE SWAPS		635,000	12,845
Total Return Swaps
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR minus 10 basis points with Lehman Brothers, Inc.	Sept. 2007	26,200	348
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR minus 20 basis points with Lehman Brothers, Inc.	May 2008	36,700	490
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Total Return Swaps - continued
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 15 basis points with Lehman Brothers, Inc.	May 2008	$ 37,100	$ 315
Receive monthly a return equal to Lehman Brothers U.S. ABS AA Floating Home Equities Index and pay monthly a floating rate based on 1-month LIBOR minus 15 basis points with Lehman Brothers, Inc.	Oct. 2007	16,000	(1,754)
TOTAL TOTAL RETURN SWAPS		116,000	(601)
		$ 799,200	$ (3,773)
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Investment made with cash collateral received from securities on loan.
(e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Security or a portion of the security is on loan at period end.
(g) Affiliated company

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $170,493,000 or 0.7% of net assets.

(i) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(j) A portion of the security is subject to a forward commitment to sell.
(k) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $550,000.
(l) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(m) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarter of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the investing fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site, or upon request.

(n) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(o) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $95,000 and $90,000, respectively. The coupon rate will be determined at time of settlement.

(p) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to 7,665,000.
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$1,464,901,000 due 9/04/07 at 5.40%
Barclays Capital, Inc.	$ 938,780
Citigroup Global Markets, Inc.	123,787
Countrywide Securities Corp.	402,334
$ 1,464,901
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ 19,382
Fidelity 2-5 Year Duration Securitized Bond Central Fund	18,540
Fidelity Cash Central Fund	41,141
Fidelity Corporate Bond 1-10 Year Central Fund	65,869
Fidelity Mortgage Backed Securities Central Fund	72,922
Fidelity Securities Lending Cash Central Fund	1,726
Fidelity Ultra-Short Central Fund	57,626
Total	$ 277,206

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ -	$ 487,089*	$ 16,005	$ 450,220	16.2%
Fidelity 2-5 Year Duration Securitized Bond Central Fund	-	484,454*	-	474,235	12.5%
Fidelity Corporate Bond 1-10 Year Central Fund	-	1,620,092*	-	1,603,006	22.4%
Fidelity Mortgage Backed Securities Central Fund	-	2,106,250*	-	2,074,537	24.1%
Fidelity Ultra-Short Central Fund	660,127	755,007	625,201	742,656	5.9%
Total	$ 660,127	$ 5,452,892	$ 641,206	$ 5,344,654
* Includes the value of shares received through in-kind contributions. See Note 6 of the Notes to Financial Statements.
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aspect Medical Systems, Inc.	$ 14,335	$ 1,708	$ -	$ -	$ 10,733
Aurora Oil & Gas Corp.	2,084	16,161	-	-	10,747
Central Garden & Pet Co.	-	27,795	4,890	-	22,500
Coachmen Industries, Inc.	6,728	2,144	1,195	89	-
DUSA Pharmaceuticals, Inc.	3,989	1,811	786	-	3,216
Frontier Airlines Holdings, Inc.	24,430	-	10,097	-	11,950
LTX Corp.	14,383	3,635	145	-	15,301
NetBank, Inc.	23,259	-	1,655	-	-
Scottish Re Group Ltd.	24,411	-	9,907	-	-
Universal Truckload Services, Inc.	-	24,482	-	-	22,324
Washington Group International, Inc.	14,686	93,782	-	-	134,028
Total	$ 128,305	$ 171,518	$ 28,675	$ 89	$ 230,799
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S.Government and U.S.Government Agency Obligations	20.8%
AAA,AA,A	8.0%
BBB	6.1%
BB	0.6%
B	0.3%
CCC,CC,C	0.0%
Not Rated	0.1%
Equities	65.1%
Short-Term Investments and Net Other Assets	(1.0)%
100.0%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.8%
Canada	1.6%
United Kingdom	1.2%
Bermuda	1.1%
Others (individually less than 1%)	7.3%
100.0%
The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	August 31, 2007

Assets
Investment in securities, at value (including securities loaned of $1,561,102 and repurchase agreements of $1,464,901) - See accompanying schedule: Unaffiliated issuers (cost $18,422,583)	$ 21,853,159
Fidelity Central Funds (cost $6,597,793)	6,469,337
Other affiliated issuers (cost $229,617)	230,799
Total Investments (cost $25,249,993)		$ 28,553,295
Commitment to sell securities on a delayed delivery basis	(259,000)
Receivable for securities sold on a delayed delivery basis	256,257	(2,743)
Receivable for investments sold, regular delivery		99,859
Cash		957
Foreign currency held at value (cost $1,949)		1,949
Receivable for swap agreements		99
Receivable for fund shares sold		39,014
Dividends receivable		12,672
Interest receivable		34,788
Distributions receivable from Fidelity Central Funds		29,728
Prepaid expenses		27
Other receivables		445
Total assets		28,770,090

Liabilities
Payable for investments purchased Regular delivery	$ 144,172
Delayed delivery	806,031
Payable for fund shares redeemed	20,511
Swap agreements, at value	3,773
Accrued management fee	8,738
Payable for daily variation on futures contracts	203
Other affiliated payables	4,163
Other payables and accrued expenses	594
Collateral on securities loaned, at value	1,590,628
Total liabilities		2,578,813

Net Assets		$ 26,191,277
Net Assets consist of:
Paid in capital		$ 21,427,197
Undistributed net investment income		106,413
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,360,715
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,296,952
Net Assets, for 1,268,010 shares outstanding		$ 26,191,277
Net Asset Value, offering price and redemption price per share ($26,191,277 ÷ 1,268,010 shares)		$ 20.66

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended August 31, 2007

Investment Income
Dividends (including $89 earned from other affiliated issuers)		$ 222,751
Interest		165,439
Income from Fidelity Central Funds		277,206
Total income		665,396

Expenses
Management fee	$ 97,431
Transfer agent fees	43,989
Accounting and security lending fees	2,128
Custodian fees and expenses	694
Independent trustees' compensation	76
Appreciation in deferred trustee compensation account	2
Registration fees	645
Audit	204
Legal	233
Interest	9
Miscellaneous	167
Total expenses before reductions	145,578
Expense reductions	(2,056)	143,522
Net investment income (loss)		521,874
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of ($58))	1,592,193
Fidelity Central Funds	(8,791)
Other affiliated issuers	(77,200)
Foreign currency transactions	(949)
Futures contracts	2,492
Swap agreements	(12,085)
Capital gain distributions from Fidelity Central Funds	186
Total net realized gain (loss)		1,495,846
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $100)	1,078,655
Fidelity Central Funds	(118,167)
Other affiliated issuers	213
Assets and liabilities in foreign currencies	(170)
Futures contracts	170
Swap agreements	(11,769)
Delayed delivery commitments	(2,719)
Total change in net unrealized appreciation (depreciation)		946,213
Net gain (loss)		2,442,059
Net increase (decrease) in net assets resulting from operations		$ 2,963,933

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2007	One month ended August 31, 2006*	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 521,874	$ 39,154	$ 332,625
Net realized gain (loss)	1,495,846	75,171	1,037,905
Change in net unrealized appreciation (depreciation)	946,213	305,508	(194,987)
Net increase (decrease) in net assets resulting from operations	2,963,933	419,833	1,175,543
Distributions to shareholders from net investment income	(500,718)	-	(288,540)
Distributions to shareholders from net realized gain	(1,099,842)	-	(507,810)
Total distributions	(1,600,560)	-	(796,350)
Share transactions Proceeds from sales of shares	7,100,264	425,033	6,936,900
Reinvestment of distributions	1,571,307	-	782,479
Cost of shares redeemed	(4,193,671)	(294,678)	(2,908,468)
Net increase (decrease) in net assets resulting from share transactions	4,477,900	130,355	4,810,911
Total increase (decrease) in net assets	5,841,273	550,188	5,190,104

Net Assets
Beginning of period	20,350,004	19,799,816	14,609,712
End of period (including undistributed net investment income of $106,413, $99,331, and $58,346, respectively)	$ 26,191,277	$ 20,350,004	$ 19,799,816
Other Information Shares
Sold	354,152	22,047	364,469
Issued in reinvestment of distributions	82,343	-	41,958
Redeemed	(208,826)	(15,293)	(152,934)
Net increase (decrease)	227,669	6,754	253,493

* The Fund changed its fiscal year end from July 31 to August 31, effective August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended August 31,	2007	2006 G	2006 J	2005 J	2004 J	2003 J
Selected Per-Share Data
Net asset value, beginning of period	$ 19.56	$ 19.16	$ 18.73	$ 16.57	$ 14.92	$ 13.28
Income from Investment Operations
Net investment income (loss) D	.44	.04	.36	.29	.27	.30
Net realized and unrealized gain (loss)	2.13	.36	1.01	2.60	1.64	1.63
Total from investment operations	2.57	.40	1.37	2.89	1.91	1.93
Distributions from net investment income	(.43)	-	(.31)	(.29)	(.26)	(.29)
Distributions from net realized gain	(1.04)	-	(.63)	(.44)	-	-
Total distributions	(1.47)	-	(.94)	(.73)	(.26)	(.29)
Net asset value, end of period	$ 20.66	$ 19.56	$ 19.16	$ 18.73	$ 16.57	$ 14.92
Total Return B, C	13.96%	2.09%	7.54%	18.04%	12.82%	14.78%
Ratios to Average Net Assets E, H
Expenses before reductions	.61%	.64% A	.64%	.65%	.67%	.70%
Expenses net of fee waivers, if any	.61%	.64% A	.64%	.65%	.67%	.70%
Expenses net of all reductions	.60%	.63% A	.63%	.64%	.66%	.67%
Net investment income (loss)	2.20%	2.35% A	1.90%	1.68%	1.63%	2.17%
Supplemental Data
Net assets, end of period (in millions)	$ 26,191	$ 20,350	$ 19,800	$ 14,610	$ 10,784	$ 7,905
Portfolio turnover rate F	89% I	65% A	61%	82%	99%	137%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the one month period ended August 31. The Fund changed its fiscal year end from July 31 to August 31, effective August 31, 2006.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J For the period ended July 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Balanced Fund (the Fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity 1-3 Year Duration Securitized Bond Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade securitized debt securities and repurchase agreements for those securities.	Futures Repurchase Agreements Restricted Securities Swap Agreements
Fidelity 2-5 Year Duration Securitized Bond Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade securitized debt securities and repurchase agreements for those securities.	Repurchase Agreements Restricted Securities Swap Agreements

Annual Report

2. Investments in Fidelity Central Funds - continued

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity Corporate Bond 1-10 Year Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.	Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Mortgage Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Mortgage Dollar Rolls Repurchase Agreements Swap Agreements
Fidelity Ultra-Short Central Fund	FIMM	Seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.	Futures Mortgage Dollar Rolls Repurchase Agreements Restricted Securities Swap Agreements

The Central Funds may invest a portion of their assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as available dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets, evaluating the performance of ADRs, futures contracts and exchange-traded funds and monitoring current market trading activity, interest rates, credit quality and default rates for debt instruments. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income and capital gain distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, futures transactions, swap agreements, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, financing transactions, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,106,044
Unrealized depreciation	(802,762)
Net unrealized appreciation (depreciation)	3,303,282
Undistributed ordinary income	335,878
Undistributed long-term capital gain	1,028,416

Cost for federal income tax purposes	$ 25,250,013

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	August 31, 2007	One month ended August 31, 2006	July 31, 2006
Ordinary Income	$ 618,862	$ -	$ 362,350
Long-term Capital Gains	981,698	-	434,000
Total	$ 1,600,560	$ -	$ 796,350

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statement of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the bond market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report

4. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Swap Agreements - continued

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. To earn additional income, the Fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities, U.S. government securities, and non-taxable in-kind transactions, aggregated $13,913,077 and $10,632,006, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .41% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $77 for the period.

Exchange-In-Kind. During the period, the Fund exchanged securities for shares of four newly created Fidelity Fixed-Income Central Funds, all of which are affiliated investment companies managed by FIMM, an affiliate of FMR. The Fund delivered securities to each Fixed-Income Central Funds in exchange for shares of each respective Fixed-Income Central Fund, as presented in the accompanying table. Each exchange is considered non-taxable exchange for federal income tax purposes, with no gain or loss recognized by the Fund or its shareholders.

Fidelity Fixed-Income Central Fund	Value of Securities Delivered (including accrued interest)	Unrealized Appreciation/ (Depreciation)	Shares of Fixed-Income Central Fund Exchanged
1-3 Year Duration Securitized Bond Central Fund	$ 230,085	$ (166)	2,301
2-5 Year Duration Securitized Bond Central Fund	248,230	(834)	2,482
Corporate Bond 1-5 Year Central Fund	1,184,585	(1,232)	11,846
Mortgage Backed Securities Central Fund	1,438,651	(8,178)	14,387
Total	$ 3,101,551	$ (10,410)	31,016

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $52 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents and or the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period, presented in the Statement of Operations as a component of interest income, amounted to $762. Net income from Fidelity Securities Lending Cash Central Fund during the period, presented in the Statement of Operations as a component of income from Fidelity Central Funds, amounted to $1,726.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $12,051. The weighted average interest rate was 5.55%. The interest expense amounted to $9 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $285 for the period. In addition, through

Annual Report

10. Expense Reductions - continued

arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $45 and $1,431 respectively.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Balanced Fund (a fund of Fidelity Puritan Trust) at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Balanced Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 30, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 369 funds advised by FMR or an affiliate. Mr. Curvey oversees 339 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Puritan Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Puritan Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Michael E. Wiley (56)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Puritan Trust. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Balanced. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2005

Vice President of Balanced. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Boyce I. Greer (51)

Year of Election or Appointment: 2005

Vice President of Balanced. Mr. Greer also serves as Vice President of certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as Vice President of certain Fidelity Equity Funds (2005-2007), a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. Mr. Greer also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Balanced. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

David L. Murphy (59)

Year of Election or Appointment: 2005

Vice President of Balanced. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present) and Fixed-Income Funds (2005-present). Mr. Murphy serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of certain Asset Allocation Funds (2003-2007), Balanced Funds (2005-2007), Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (46)

Year of Election or Appointment: 2005

Vice President of Balanced. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Vice President of certain Balanced Funds (2005-2007), certain Asset Allocation Funds (2005-2007), a Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Balanced. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Balanced. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Balanced. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Balanced. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Balanced. Mr. Rathgeber also serves a Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Balanced. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Balanced. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Balanced. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Balanced. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Balanced. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Fidelity Balanced Fund voted to pay on October 8, 2007, to shareholders of record at the opening of business on October 5, 2007, a distribution of $1.00 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.11 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2007, $1,110,321,455, or, if subsequently determined to be different, the net capital gain of such year.

A total of 8.53% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $268,899,408 of distributions paid during the period January 1, 2007 to August 31, 2007 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 23%, 23%, 49% and 49% of the dividends distributed in October, December, April and July, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 30%, 30%, 49% and 49% of the dividends distributed in October, December, April and July, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Balanced Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's portfolio managers and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the fund's cumulative total returns, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories in both equity and bond securities.

Annual Report

Fidelity Balanced Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the second quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Balanced Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments
Money Management, Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisers

Fidelity International Investment
Advisers (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

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Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

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1.789243.104

(Fidelity Investment logo)(registered trademark)
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www.fidelity.com

Fidelity®

Puritan®

Fund

Annual Report

August 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Notes to Shareholders	<Click Here>	An explanation of the changes to the fund.
Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Notes to Shareholders:

As discussed in prior shareholder reports, the fund changed its investment approach in the way it invests in the investment-grade debt market, seeking exposure to various types of securities by investing in central funds as well as investing directly in individual investment-grade securities. Central funds are Fidelity mutual funds used by this fund and other Fidelity funds as an investment vehicle to gain pooled exposure to a particular core market sector, such as corporate bonds or mortgage-backed securities. Instead of multiple funds each investing in investment-grade debt securities individually, they can now take advantage of consolidating investments in a single, larger pool of investment-grade debt by investing directly in central funds. Shares of the central funds are offered only to other Fidelity mutual funds and accounts; investors cannot directly invest in them.

It's important to point out that investing in central funds does not impact the fund's investment objective or risk profile, only the mechanics of how we manage its investment portfolio. The portfolio managers continue to be responsible for choosing appropriate investments for their funds, whether they elect to purchase shares of a central fund or individual securities. Fidelity does not charge any additional management fees for central funds.

Investing in central funds does change the way this report presents the fund's holdings. The Investments section continues to list direct investments of the fund, including each central fund. However, many of the individual investment-grade debt securities previously held by the fund were transferred to the central funds, so they are no longer directly held and thus not listed. The financial statements and a complete schedule of portfolio holdings for each of the fixed-income central funds are available upon request or at the SEC's web site at www.sec.gov.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended August 31, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity Puritan Fund	12.18%	10.74%	7.69%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Puritan® Fund on August 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Stephen Petersen, Co-Portfolio Manager of Fidelity® Puritan® Fund

Most broad-based U.S. stock market benchmarks posted double-digit advances for the 12 months ending August 31, 2007, while the investment-grade bond universe generally offered mid-single-digit gains. Volatility was intense during the past year. The Dow Jones Industrial AverageSM - a measure of the overall U.S. equity market - had nearly 30 single-day gains of more than 100 points, but also lost over 100 points on more than 20 occasions, the vast majority of which occurred in the final three months of the period. Investors who weathered the storm came out well, as the Dow gained 20.03% for the 12 months overall. The NASDAQ Composite® Index finished close behind, returning 19.80%, while the Standard & Poor's 500SM Index rose 15.13%. A burgeoning credit crunch, spurred mainly by the crisis in the subprime mortgage loan market, hurt equities and some sectors of the investment-grade bond market, though Treasuries benefited from a flight to quality. During the one-year span, the Lehman Brothers® U.S. Aggregate Index - a performance gauge of the taxable, high-quality debt market - gained 5.26%.

Puritan Fund gained 12.18% during the past year, outperforming the 9.56% return of the Fidelity Balanced Composite Index, a hypothetical combination of the total returns of the Russell 3000® Value Index and the Lehman Brothers U.S. Aggregate Index, using a weighting of 60% and 40%, respectively. An investor shift to large-cap stocks, the fund's primary focus, helped our performance relative to the Russell index, which had more exposure to small- and mid-cap stocks. Additionally, good stock selection in information technology, financials, health care and energy contributed to results. Asset allocation contributed as well, thanks to our overweighting in stocks, underweighting in investment-grade bonds and out-of-benchmark stake in high-yield securities. The fund's top relative contributor was an out-of-index energy services holding, Schlumberger, whose stock was buoyed by oil price increases and limited supply. Honeywell's commercial aerospace business got a boost from increased demand by clients Boeing and Airbus, and from successful restructuring efforts. Detractors included diversified personal products giant Johnson & Johnson, which fell after its new coronary stents suffered a higher-than-usual number of problems. With energy doing so well, underweighting major oil producer Chevron - a component of the Russell index - hurt the fund's relative results. The investment-grade bond subportfolio significantly underperformed its benchmark, mainly due to our investments in asset-backed securities backed by subprime mortgages.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2007 to August 31, 2007).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a share-holder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indi-rectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period* March 1, 2007 to August 31, 2007
Actual	$ 1,000.00	$ 1,036.30	$ 3.08
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,022.18	$ 3.06

* Expenses are equal to the Fund's annualized expense ratio of .60%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of its investments in each Fidelity Central Fund.
Top Five Stocks as of August 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.4	3.0
AT&T, Inc.	2.4	2.7
Bank of America Corp.	1.6	2.1
Citigroup, Inc.	1.6	1.3
American International Group, Inc.	1.4	1.5
	10.4
Top Five Bond Issuers as of August 31, 2007
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	7.5	7.6
U.S. Treasury Obligations	5.0	5.5
Freddie Mac	3.5	3.6
Government National Mortgage Association	0.4	0.4
Freescale Semiconductor, Inc.	0.2	0.3
	16.6
Top Five Market Sectors as of August 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.0	21.7
Energy	11.0	10.0
Information Technology	10.5	7.7
Consumer Discretionary	9.3	10.5
Health Care	7.4	5.4
Asset Allocation (% of fund's net assets)
As of August 31, 2007 *		As of February 28, 2007 **
	Stocks 64.3%		Stocks 63.2%
	Bonds 37.9%		Bonds 38.9%
	Convertible Securities 0.9%		Convertible Securities 1.2%
	Other Investments 1.8%		Other Investments 1.5%
	Short-Term Investments and Net Other Assets(dagger) (4.9)%		Short-Term Investments and Net Other Assets (dagger) (4.8)%
* Foreign investments	9.2%	** Foreign investments	7.3%

(dagger) Short-Term Investments and Net Other Assets are not included in the pie chart. Percentages are adjusted for the effect of futures and swap contracts if applicable.

A holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com.

Annual Report

Investments August 31, 2007

Showing Percentage of Net Assets

Common Stocks - 64.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 5.9%
Auto Components - 0.1%
American Axle & Manufacturing Holdings, Inc.	118,900	$ 2,773
The Goodyear Tire & Rubber Co. (a)	799,600	22,117
TRW Automotive Holdings Corp. (a)	118,900	3,634
		28,524
Automobiles - 0.6%
Ford Motor Co.	2,252,748	17,594
General Motors Corp.	933,300	28,690
Hyundai Motor Co.	181,060	13,430
Monaco Coach Corp.	406,460	5,442
Peugeot Citroen SA	253,200	21,559
Renault SA	106,266	14,335
Toyota Motor Corp. sponsored ADR	385,200	44,560
Winnebago Industries, Inc.	304,563	8,123
		153,733
Diversified Consumer Services - 0.2%
H&R Block, Inc.	653,680	12,969
Service Corp. International	2,022,800	24,719
		37,688
Hotels, Restaurants & Leisure - 0.4%
Burger King Holdings, Inc.	473,700	11,231
McDonald's Corp.	824,800	40,621
Morgans Hotel Group Co. (a)	368,539	7,105
Vail Resorts, Inc. (a)	378,800	21,660
Wyndham Worldwide Corp.	387,678	12,367
Yum! Brands, Inc.	628,600	20,568
		113,552
Household Durables - 0.6%
Beazer Homes USA, Inc.	509,600	5,386
Black & Decker Corp.	207,700	18,018
Centex Corp.	258,100	7,462
KB Home	370,900	11,253
Lennar Corp. Class A	612,400	17,313
Tele Atlas NV (a)	214,800	5,940
The Stanley Works	321,529	18,244
Whirlpool Corp.	617,183	59,503
		143,119
Internet & Catalog Retail - 0.1%
Liberty Media Corp. - Interactive Series A (a)	784,076	14,874
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - 0.3%
Brunswick Corp.	1,075,843	$ 27,057
Eastman Kodak Co.	1,846,300	49,241
		76,298
Media - 2.1%
Belo Corp. Series A	376,206	6,486
Citadel Broadcasting Corp.	1,223,419	4,979
Clear Channel Communications, Inc.	2,602,000	96,951
Comcast Corp.:
Class A	2,080,124	54,270
Class A (special) (non-vtg.) (a)	478,000	12,361
Gannett Co., Inc.	485,900	22,837
Grupo Televisa SA de CV (CPO) sponsored ADR	642,400	16,741
Live Nation, Inc. (a)	274,500	5,682
News Corp. Class B	2,792,096	60,700
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	288,500	3,188
The McClatchy Co. Class A (g)	1,249,386	28,211
The New York Times Co. Class A (g)	1,128,201	24,798
The Walt Disney Co.	561,890	18,880
Time Warner Cable, Inc.	417,505	15,322
Time Warner, Inc.	8,056,060	152,904
Viacom, Inc. Class B (non-vtg.) (a)	324,139	12,791
Virgin Media, Inc.	308,760	7,348
		544,449
Multiline Retail - 0.5%
Family Dollar Stores, Inc.	671,400	19,659
Macy's, Inc.	990,800	31,428
Nordstrom, Inc.	316,600	15,228
Retail Ventures, Inc. (a)	541,370	6,264
Saks, Inc.	157,300	2,544
Sears Holdings Corp. (a)	336,600	48,322
Target Corp.	108,900	7,180
Tuesday Morning Corp.	480,275	5,067
		135,692
Specialty Retail - 0.8%
Advance Auto Parts, Inc.	59,500	2,116
AnnTaylor Stores Corp. (a)	253,250	7,937
Chico's FAS, Inc. (a)	904,800	14,459
Circuit City Stores, Inc.	676,100	7,356
Gap, Inc.	1,006,000	18,873
Home Depot, Inc.	2,619,300	100,345
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
J. Crew Group, Inc. (a)	104,374	$ 5,199
Lowe's Companies, Inc.	409,400	12,716
OfficeMax, Inc.	98,900	3,513
PETsMART, Inc.	392,100	13,606
RadioShack Corp.	59,400	1,412
Stage Stores, Inc.	497	9
Staples, Inc.	435,600	10,346
Williams-Sonoma, Inc.	594,800	19,825
		217,712
Textiles, Apparel & Luxury Goods - 0.2%
Iconix Brand Group, Inc. (a)	419,700	8,700
Liz Claiborne, Inc.	455,585	15,567
Lululemon Athletica, Inc.	84,200	2,869
Polo Ralph Lauren Corp. Class A	156,900	11,852
Volcom, Inc. (a)	191,000	7,455
		46,443
TOTAL CONSUMER DISCRETIONARY		1,512,084
CONSUMER STAPLES - 3.7%
Beverages - 0.4%
Anheuser-Busch Companies, Inc.	979,900	48,407
Heineken NV (Bearer)	350,100	22,091
Molson Coors Brewing Co. Class B	241,400	21,596
PepsiCo, Inc.	193,000	13,130
		105,224
Food & Staples Retailing - 1.0%
Costco Wholesale Corp.	505,800	31,233
CVS Caremark Corp.	2,164,100	81,846
Rite Aid Corp. (a)	4,135,600	20,967
Safeway, Inc.	538,500	17,087
Wal-Mart Stores, Inc.	2,526,800	110,244
Winn-Dixie Stores, Inc. (a)	728,421	15,246
		276,623
Food Products - 0.5%
Hershey Co.	742,000	34,503
Kraft Foods, Inc. Class A	528,946	16,958
Lindt & Spruengli AG (participation certificate)	6,164	18,673
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - continued
Marine Harvest ASA (a)	26,441,400	$ 31,025
Tyson Foods, Inc. Class A	1,060,700	22,858
		124,017
Household Products - 0.8%
Colgate-Palmolive Co.	988,180	65,536
Kimberly-Clark Corp.	326,500	22,427
Procter & Gamble Co.	1,716,622	112,113
		200,076
Personal Products - 0.3%
Avon Products, Inc.	2,072,030	71,174
Estee Lauder Companies, Inc. Class A	39,600	1,647
		72,821
Tobacco - 0.7%
Altria Group, Inc.	2,507,140	174,021
TOTAL CONSUMER STAPLES		952,782
ENERGY - 9.3%
Energy Equipment & Services - 2.4%
Baker Hughes, Inc.	1,209,800	101,454
BJ Services Co.	35	1
Diamond Offshore Drilling, Inc.	236,400	24,860
Halliburton Co.	1,266,100	43,794
Nabors Industries Ltd. (a)	1,044,536	30,908
National Oilwell Varco, Inc. (a)	350,000	44,800
Noble Corp.	1,055,100	51,763
Oceaneering International, Inc. (a)	155,600	10,450
Pride International, Inc. (a)	217,900	7,664
Schlumberger Ltd. (NY Shares)	2,711,080	261,619
Smith International, Inc.	146,600	9,824
Transocean, Inc. (a)	299,500	31,474
		618,611
Oil, Gas & Consumable Fuels - 6.9%
Apache Corp.	520,410	40,269
BP PLC sponsored ADR	267,600	18,026
Chesapeake Energy Corp.	600,100	19,359
Chevron Corp.	2,029,500	178,109
ConocoPhillips	1,635,600	133,939
EOG Resources, Inc.	939,900	63,312
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Exxon Mobil Corp.	10,233,324	$ 877,283
Hess Corp.	678,500	41,640
Lukoil Oil Co. sponsored ADR	235,600	17,458
Marathon Oil Corp.	701,400	37,798
Occidental Petroleum Corp.	928,100	52,614
Petrohawk Energy Corp. (a)	725,100	10,978
Range Resources Corp.	383,708	13,932
Royal Dutch Shell PLC Class A sponsored ADR	69,700	5,391
Spectra Energy Corp.	419,400	9,751
Suncor Energy, Inc.	77,500	6,942
Total SA sponsored ADR	888,263	66,700
Ultra Petroleum Corp. (a)	232,700	12,426
Valero Energy Corp.	1,926,180	131,963
Williams Companies, Inc.	1,209,000	37,479
		1,775,369
TOTAL ENERGY		2,393,980
FINANCIALS - 15.4%
Capital Markets - 2.1%
Ameriprise Financial, Inc.	424,817	25,918
Ares Capital Corp.	542,999	8,916
Bank New York Mellon Corp.	3,126,924	126,422
Charles Schwab Corp.	1,236,000	24,473
EFG International	221,320	9,795
Franklin Resources, Inc.	191,600	25,247
Goldman Sachs Group, Inc.	58,400	10,279
Greenhill & Co., Inc.	208,400	12,066
Julius Baer Holding AG (Bearer)	155,036	10,260
KKR Private Equity Investors, LP	925,900	17,916
KKR Private Equity Investors, LP Restricted Depositary Units (h)	977,300	18,911
Merrill Lynch & Co., Inc.	1,013,100	74,665
Morgan Stanley	1,319,840	82,318
Nomura Holdings, Inc.	311,400	5,502
State Street Corp.	1,604,567	98,456
		551,144
Commercial Banks - 2.7%
Associated Banc-Corp.	613,805	17,315
Barclays PLC Sponsored ADR	572,000	28,371
City National Corp.	78,900	5,633
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
Fifth Third Bancorp	295,500	$ 10,546
HSBC Holdings PLC sponsored ADR (g)	589,500	53,238
KeyCorp	636,800	21,205
Lloyds TSB Group PLC	1,851,599	20,350
Marshall & Ilsley Corp.	468,800	20,491
PNC Financial Services Group, Inc.	1,239,886	87,251
Royal Bank of Scotland Group PLC	1,569,252	18,181
Standard Chartered PLC (United Kingdom)	365,700	11,284
Sterling Financial Corp., Washington	79,316	2,020
U.S. Bancorp, Delaware	1,323,450	42,814
Wachovia Corp.	2,799,052	137,098
Wells Fargo & Co.	6,284,800	229,647
		705,444
Consumer Finance - 0.3%
American Express Co.	806,601	47,283
Discover Financial Services (a)	1,017,570	23,547
		70,830
Diversified Financial Services - 4.6%
Bank of America Corp.	8,178,525	414,488
Citigroup, Inc.	8,597,992	403,074
CME Group, Inc.	45,752	25,383
FirstRand Ltd.	4,245,530	13,894
JPMorgan Chase & Co.	7,037,252	313,298
		1,170,137
Insurance - 4.3%
ACE Ltd.	2,559,677	147,847
AFLAC, Inc.	233,100	12,427
Allianz AG sponsored ADR	550,900	11,833
Allstate Corp.	884,400	48,421
American International Group, Inc.	5,337,137	352,251
Berkshire Hathaway, Inc. Class B (a)	5,550	21,590
Hartford Financial Services Group, Inc.	1,159,900	103,127
Lincoln National Corp.	544,400	33,143
MetLife, Inc.	775,000	49,639
MetLife, Inc. unit	743,900	23,775
Montpelier Re Holdings Ltd.	1,171,022	19,275
Paris RE Holdings Ltd.	297,700	7,252
PartnerRe Ltd.	498,550	36,250
Principal Financial Group, Inc.	398,300	22,102
Swiss Reinsurance Co. (Reg.)	212,011	17,836
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
The Travelers Companies, Inc.	1,991,583	$ 100,655
Unum Group	375,300	9,184
Willis Group Holdings Ltd.	1,284,400	49,963
XL Capital Ltd. Class A	381,973	29,106
		1,095,676
Real Estate Investment Trusts - 0.2%
Annaly Capital Management, Inc.	794,000	11,187
Developers Diversified Realty Corp.	331,400	17,723
Health Care Property Investors, Inc.	675,000	20,534
Senior Housing Properties Trust (SBI)	456,476	9,285
		58,729
Thrifts & Mortgage Finance - 1.2%
Countrywide Financial Corp.	797,290	15,826
Fannie Mae	2,225,140	145,991
Freddie Mac	1,620,000	99,808
MGIC Investment Corp.	500,648	15,100
New York Community Bancorp, Inc.	940,198	16,632
People's United Financial, Inc.	625,000	11,050
		304,407
TOTAL FINANCIALS		3,956,367
HEALTH CARE - 6.2%
Biotechnology - 0.9%
Acadia Pharmaceuticals, Inc. (a)	795,645	11,449
Alexion Pharmaceuticals, Inc. (a)	271,000	16,387
Amgen, Inc. (a)	715,400	35,849
Amylin Pharmaceuticals, Inc. (a)	162,200	7,953
Biogen Idec, Inc. (a)	325,900	20,799
Cephalon, Inc. (a)	368,500	27,656
CSL Ltd.	950,500	76,384
Cubist Pharmaceuticals, Inc. (a)	129,800	2,970
Genentech, Inc. (a)	211,100	15,792
GTx, Inc. (a)	306,400	4,902
PDL BioPharma, Inc. (a)	309,500	6,038
Theravance, Inc. (a)	417,500	13,114
Vertex Pharmaceuticals, Inc. (a)	202,400	7,886
		247,179
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - 1.3%
Alcon, Inc.	169,700	$ 22,954
Align Technology, Inc. (a)	982,400	22,330
American Medical Systems Holdings, Inc. (a)(g)	454,100	8,355
ArthroCare Corp. (a)	200,000	11,204
Baxter International, Inc.	602,657	33,001
Becton, Dickinson & Co.	651,300	50,111
C.R. Bard, Inc.	466,000	38,860
Covidien Ltd. (a)	945,306	37,652
DJO, Inc. (a)	285,000	13,874
Gen-Probe, Inc. (a)	129,400	8,284
I-Flow Corp. (a)	495,000	8,895
Inverness Medical Innovations, Inc. (a)	454,450	21,877
Medtronic, Inc.	267,100	14,114
Mindray Medical International Ltd. sponsored ADR	360,900	12,808
Sonova Holding AG	278,778	24,630
		328,949
Health Care Providers & Services - 0.2%
Henry Schein, Inc. (a)	206,200	11,999
Medco Health Solutions, Inc. (a)	177,000	15,125
UnitedHealth Group, Inc.	371,187	18,563
		45,687
Health Care Technology - 0.0%
Health Corp. (a)	470,000	6,947
Life Sciences Tools & Services - 0.3%
AMAG Pharmaceuticals, Inc.	252,300	13,788
Illumina, Inc. (a)	438,700	21,185
Millipore Corp. (a)	140,200	9,769
Thermo Fisher Scientific, Inc. (a)	598,900	32,478
		77,220
Pharmaceuticals - 3.5%
Allergan, Inc.	750,000	45,008
Auxilium Pharmaceuticals, Inc. (a)	333,300	6,466
Beijing Med-Pharm Corp. (a)(g)	295,000	2,764
Beijing Med-Pharm Corp. warrants 8/21/12 (a)(n)	295,000	354
Bristol-Myers Squibb Co.	1,534,400	44,728
Eli Lilly & Co.	198,200	11,367
Johnson & Johnson	1,571,700	97,115
Merck & Co., Inc.	4,488,500	225,188
Pfizer, Inc.	7,921,300	196,765
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Schering-Plough Corp.	4,565,100	$ 137,044
Shire PLC sponsored ADR	170,700	13,441
Wyeth	2,340,500	108,365
Xenoport, Inc. (a)	277,200	11,512
		900,117
TOTAL HEALTH CARE		1,606,099
INDUSTRIALS - 6.5%
Aerospace & Defense - 2.0%
General Dynamics Corp.	720,100	56,571
Honeywell International, Inc.	2,757,300	154,822
Lockheed Martin Corp.	689,200	68,327
Northrop Grumman Corp.	179,200	14,128
Precision Castparts Corp.	103,500	13,487
Raytheon Co.	573,800	35,197
Spirit AeroSystems Holdings, Inc. Class A	276,800	9,896
The Boeing Co.	121,800	11,778
United Technologies Corp.	1,868,900	139,476
		503,682
Air Freight & Logistics - 0.0%
United Parcel Service, Inc. Class B	44,200	3,353
Airlines - 0.2%
AMR Corp.	417,500	10,233
Delta Air Lines, Inc. (a)	1,354,768	22,868
JetBlue Airways Corp. (a)	1,303,241	12,407
Northwest Airlines Corp. (a)	337,261	6,266
US Airways Group, Inc. (a)	337,800	10,455
		62,229
Building Products - 0.1%
Masco Corp.	1,035,753	26,950
Commercial Services & Supplies - 0.2%
Cintas Corp.	277,400	10,167
Equifax, Inc.	99,700	3,840
Waste Management, Inc.	747,900	28,173
		42,180
Construction & Engineering - 0.2%
Fluor Corp.	205,100	26,078
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Construction & Engineering - continued
Shaw Group, Inc. (a)	235,500	$ 11,787
Washington Group International, Inc. (a)	193,500	16,389
		54,254
Electrical Equipment - 0.6%
ABB Ltd. sponsored ADR	1,919,269	47,329
Composite Technology Corp. (a)	1,571,000	2,671
Cooper Industries Ltd. Class A	393,400	20,130
Emerson Electric Co.	1,581,500	77,857
		147,987
Industrial Conglomerates - 1.6%
3M Co.	1,126,530	102,503
General Electric Co.	5,408,300	210,221
McDermott International, Inc. (a)	76,500	7,343
Siemens AG sponsored ADR	132,300	16,577
Textron, Inc.	377,800	22,041
Tyco International Ltd.	945,306	41,745
		400,430
Machinery - 1.2%
Briggs & Stratton Corp. (g)	885,827	25,857
Bucyrus International, Inc. Class A	120,500	7,530
Caterpillar, Inc.	308,200	23,352
Deere & Co.	142,800	19,429
Dover Corp.	936,100	46,243
Eaton Corp.	206,400	19,447
Illinois Tool Works, Inc.	293,900	17,096
Ingersoll-Rand Co. Ltd. Class A	883,900	45,901
Navistar International Corp. (a)	266,205	14,902
SPX Corp.	1,047,426	94,321
		314,078
Road & Rail - 0.4%
Burlington Northern Santa Fe Corp.	692,900	56,229
Union Pacific Corp.	394,800	44,048
		100,277
Transportation Infrastructure - 0.0%
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	280,700	14,167
TOTAL INDUSTRIALS		1,669,587
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - 9.4%
Communications Equipment - 1.7%
Alcatel-Lucent SA sponsored ADR	2,750,037	$ 30,113
Ciena Corp. (a)	283,300	10,731
Cisco Systems, Inc. (a)	6,085,400	194,246
Comverse Technology, Inc. (a)	419,800	7,032
F5 Networks, Inc. (a)	272,000	9,512
Harris Corp.	710,800	43,238
Juniper Networks, Inc. (a)	1,350,100	44,445
Lucent Technologies, Inc. warrants 12/10/07 (a)	10,603	0
Motorola, Inc.	2,513,753	42,608
Nokia Corp. sponsored ADR	405,200	13,323
Nortel Networks Corp. (a)	268,680	4,709
QUALCOMM, Inc.	489,800	19,538
Research In Motion Ltd. (a)	334,500	28,570
		448,065
Computers & Peripherals - 2.3%
Apple, Inc. (a)	494,000	68,409
Dell, Inc. (a)	1,386,900	39,180
Diebold, Inc.	153,700	6,743
EMC Corp. (a)	3,823,000	75,160
Hewlett-Packard Co.	4,251,302	209,802
Imation Corp.	365,271	10,626
International Business Machines Corp.	1,068,800	124,718
NEC Corp.	1,737,000	8,205
SanDisk Corp. (a)	392,600	22,009
Sun Microsystems, Inc. (a)	3,052,225	16,360
Western Digital Corp. (a)	373,500	8,725
		589,937
Electronic Equipment & Instruments - 0.7%
Acacia Research Corp. - Acacia Technologies (a)	459,200	6,879
Agilent Technologies, Inc. (a)	698,200	25,414
Amphenol Corp. Class A	331,000	11,952
Arrow Electronics, Inc. (a)	676,100	28,369
Avnet, Inc. (a)	685,455	26,945
Jabil Circuit, Inc.	270,000	5,994
Solectron Corp. (a)	4,574,500	17,749
Tektronix, Inc.	407,735	13,109
Tyco Electronics Ltd. (a)	1,466,756	51,146
		187,557
Internet Software & Services - 0.6%
Akamai Technologies, Inc. (a)	121,300	3,908
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
eBay, Inc. (a)	1,019,900	$ 34,779
Google, Inc. Class A (sub. vtg.) (a)	174,500	89,911
ValueClick, Inc. (a)	164,600	3,299
VeriSign, Inc. (a)	218,058	7,021
Yahoo!, Inc. (a)	187,100	4,253
		143,171
IT Services - 0.8%
Accenture Ltd. Class A	415,700	17,131
Cognizant Technology Solutions Corp. Class A (a)	799,500	58,771
Genpact Ltd.	1,000,000	16,520
Infosys Technologies Ltd. sponsored ADR	220,200	10,506
Mastercard, Inc. Class A	387,800	53,125
MoneyGram International, Inc.	828,700	17,626
Redecard SA	701,700	10,729
The Western Union Co.	878,200	16,537
Unisys Corp. (a)	966,100	7,120
WNS Holdings Ltd. ADR (a)	453,500	8,276
		216,341
Office Electronics - 0.1%
Xerox Corp. (a)	1,774,110	30,391
Semiconductors & Semiconductor Equipment - 2.0%
Advanced Micro Devices, Inc. (a)	705,900	9,177
Analog Devices, Inc.	1,159,500	42,762
Applied Materials, Inc.	2,183,500	46,640
Broadcom Corp. Class A (a)	801,800	27,662
Infineon Technologies AG sponsored ADR (a)	1,737,000	27,097
Intel Corp.	8,143,040	209,683
Intersil Corp. Class A	203,500	6,781
LSI Corp. (a)	1,277,600	8,803
Marvell Technology Group Ltd. (a)	771,900	12,790
Maxim Integrated Products, Inc.	380,500	11,419
Micron Technology, Inc. (a)(g)	1,214,500	13,906
National Semiconductor Corp.	1,877,589	49,418
Novellus Systems, Inc. (a)	398,600	10,910
RF Micro Devices, Inc. (a)(g)	959,700	5,710
Teradyne, Inc. (a)	985,300	14,671
Verigy Ltd. (a)	139,332	3,681
		501,110
Software - 1.2%
Adobe Systems, Inc. (a)	662,300	28,313
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Business Objects SA sponsored ADR (a)	199,400	$ 8,756
Cognos, Inc. (a)	195,900	7,842
Informatica Corp. (a)	400,800	5,595
Microsoft Corp.	3,258,200	93,608
Nintendo Co. Ltd.	87,300	40,612
Oracle Corp. (a)	1,393,500	28,260
Salesforce.com, Inc. (a)	219,300	8,866
Symantec Corp. (a)	1,299,967	24,452
Ubisoft Entertainment SA (a)	598,400	37,150
VMware, Inc.	182,100	12,545
		295,999
TOTAL INFORMATION TECHNOLOGY		2,412,571
MATERIALS - 2.1%
Chemicals - 1.3%
Air Products & Chemicals, Inc.	676,732	60,913
Airgas, Inc.	423,100	19,556
Arkema (a)	11,070	687
Arkema sponsored ADR (a)	206,010	12,865
Bayer AG sponsored ADR	432,000	34,150
Celanese Corp. Class A	1,212,300	43,546
Chemtura Corp.	2,470,909	22,757
Dow Chemical Co.	605,500	25,812
E.I. du Pont de Nemours & Co.	447,800	21,830
Georgia Gulf Corp. (g)	677,440	10,141
H.B. Fuller Co.	356,692	9,599
Linde AG	49,900	5,857
Monsanto Co.	425,400	29,667
PolyOne Corp. (a)	1,075,446	8,636
Potash Corp. of Saskatchewan, Inc.	295,500	26,169
Rohm & Haas Co.	149,100	8,430
		340,615
Containers & Packaging - 0.1%
Smurfit-Stone Container Corp. (a)	2,404,707	25,394
Metals & Mining - 0.6%
Alcan, Inc.	376,600	37,177
Alcoa, Inc.	1,607,300	58,715
Carpenter Technology Corp.	152,700	17,841
Century Aluminum Co. (a)	149,000	7,328
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Freeport-McMoRan Copper & Gold, Inc. Class B	193,800	$ 16,942
Reliance Steel & Aluminum Co.	166,700	8,830
Titanium Metals Corp. (a)	169,600	5,317
		152,150
Paper & Forest Products - 0.1%
Glatfelter	277,448	4,095
Weyerhaeuser Co.	273,800	18,665
		22,760
TOTAL MATERIALS		540,919
TELECOMMUNICATION SERVICES - 4.1%
Diversified Telecommunication Services - 3.5%
AT&T, Inc.	15,778,324	629,082
Level 3 Communications, Inc. (a)	1,361,700	7,122
Qwest Communications International, Inc. (a)	8,315,500	74,424
Telkom SA Ltd. sponsored ADR	286,525	28,458
Verizon Communications, Inc.	4,237,600	177,471
		916,557
Wireless Telecommunication Services - 0.6%
American Tower Corp. Class A (a)	394,200	15,618
DigitalGlobe, Inc. (a)(h)	15,842	40
Sprint Nextel Corp.	3,199,500	60,535
Vodafone Group PLC sponsored ADR	2,134,075	69,144
		145,337
TOTAL TELECOMMUNICATION SERVICES		1,061,894
UTILITIES - 1.6%
Electric Utilities - 0.7%
Allegheny Energy, Inc. (a)	39,600	2,044
Duke Energy Corp.	662,100	12,143
Entergy Corp.	858,300	88,937
Exelon Corp.	574,200	40,579
Portland General Electric Co.	13,771	366
PPL Corp.	417,300	20,139
Reliant Energy, Inc. (a)	475,700	12,135
		176,343
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Gas Utilities - 0.0%
AGL Resources, Inc.	112,550	$ 4,469
Questar Corp.	113,500	5,672
		10,141
Independent Power Producers & Energy Traders - 0.4%
AES Corp. (a)	3,014,721	54,597
NRG Energy, Inc. (a)	388,800	14,809
TXU Corp.	407,435	27,461
		96,867
Multi-Utilities - 0.5%
Public Service Enterprise Group, Inc.	811,600	68,978
Sempra Energy	254,500	14,005
Wisconsin Energy Corp.	797,100	35,320
		118,303
TOTAL UTILITIES		401,654
TOTAL COMMON STOCKS (Cost $8,883)		16,507,937
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
General Motors Corp.:
Series B, 5.25%	345,700	6,506
Series C, 6.25%	240,600	5,113
		11,619
Hotels, Restaurants & Leisure - 0.0%
Six Flags, Inc. 7.25% PIERS	336,400	6,476
TOTAL CONSUMER DISCRETIONARY		18,095
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Chesapeake Energy Corp.:
4.50%	56,300	5,349
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Chesapeake Energy Corp.: - continued
6.25%	24,000	$ 6,317
El Paso Corp. 4.99%	9,100	12,514
		24,180
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Schering-Plough Corp.:
6.00%	166,200	11,199
6.00%	79,300	21,049
		32,248
MATERIALS - 0.1%
Chemicals - 0.0%
Celanese Corp. 4.25%	5,700	266
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	200,300	26,484
TOTAL MATERIALS		26,750
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Cincinnati Bell, Inc. Series B, 6.75%	63,000	2,783
UTILITIES - 0.0%
Independent Power Producers & Energy Traders - 0.0%
NRG Energy, Inc. Series A, 5.75%	23,200	7,825
TOTAL CONVERTIBLE PREFERRED STOCKS		111,881
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Spanish Broadcasting System, Inc. Class B, 10.75%	998	1,073
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Fannie Mae 7.00%	54,900	2,928
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - continued
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Fresenius Medical Care Capital Trust II 7.875% (a)	3,790	$ 3,831
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.0%
PTV, Inc. Series A, 10.00%	187	1
Wireless Telecommunication Services - 0.1%
Rural Cellular Corp. 12.25% pay-in-kind	8,043	10,054
TOTAL TELECOMMUNICATION SERVICES		10,055
UTILITIES - 0.0%
Electric Utilities - 0.0%
Entergy Gulf States, Inc. Series A adj. rate	9,589	958
TOTAL NONCONVERTIBLE PREFERRED STOCKS		18,845
TOTAL PREFERRED STOCKS (Cost $118,741)		130,726
Corporate Bonds - 8.2%
	Principal Amount (000s)
Convertible Bonds - 0.5%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.1%
Ford Motor Co. 4.25% 12/15/36	$ 8,490	9,156
Hotels, Restaurants & Leisure - 0.0%
Six Flags, Inc. 4.5% 5/15/15	3,180	2,779
Media - 0.1%
Liberty Media Corp.:
3.5% 1/15/31	527	488
4% 11/15/29 (h)	11,692	7,530
3.5% 1/15/31 (h)	7,675	7,102
News America, Inc. liquid yield option note 0% 2/28/21 (h)	19,860	11,792
		26,912
TOTAL CONSUMER DISCRETIONARY		38,847
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Convertible Bonds - continued
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Alliant Techsystems, Inc.:
2.75% 2/15/24	$ 7,950	$ 11,117
3% 8/15/24	2,000	2,971
		14,088
Airlines - 0.0%
UAL Corp. 4.5% 6/30/21 (h)	7,730	11,627
Electrical Equipment - 0.0%
General Cable Corp. 0.875% 11/15/13	6,000	7,853
TOTAL INDUSTRIALS		33,568
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Advanced Micro Devices, Inc. 6% 5/1/15 (h)	17,980	15,530
Software - 0.0%
Symantec Corp. 1% 6/15/13	6,900	7,745
TOTAL INFORMATION TECHNOLOGY		23,275
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Level 3 Communications, Inc.:
3.5% 6/15/12	15,060	17,314
5.25% 12/15/11 (h)	10,450	14,756
5.25% 12/15/11	3,460	4,886
		36,956
UTILITIES - 0.0%
Multi-Utilities - 0.0%
CMS Energy Corp. 3.375% 7/15/23	4,500	7,030
TOTAL CONVERTIBLE BONDS		139,676
Nonconvertible Bonds - 7.7%
CONSUMER DISCRETIONARY - 1.8%
Auto Components - 0.1%
ArvinMeritor, Inc. 8.125% 9/15/15	7,455	6,952
The Goodyear Tire & Rubber Co. 8.625% 12/1/11 (h)	1,007	1,032
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Auto Components - continued
Visteon Corp.:
7% 3/10/14	$ 1,510	$ 1,148
8.25% 8/1/10	6,000	5,160
		14,292
Automobiles - 0.1%
General Motors Corp.:
6.375% 5/1/08	720	705
7.2% 1/15/11	6,910	6,115
8.375% 7/15/33	17,000	13,558
		20,378
Diversified Consumer Services - 0.1%
Affinion Group, Inc. 10.125% 10/15/13	7,000	7,035
Education Management LLC/Education Management Finance Corp.:
8.75% 6/1/14	10,995	11,160
10.25% 6/1/16	6,215	6,370
Service Corp. International 7.5% 4/1/27	12,720	11,575
		36,140
Hotels, Restaurants & Leisure - 0.2%
Carrols Corp. 9% 1/15/13	5,860	5,508
Chukchansi Economic Development Authority:
8% 11/15/13 (h)	1,890	1,881
8.8588% 11/15/12 (h)(k)	1,140	1,129
MGM Mirage, Inc.:
6.625% 7/15/15	3,660	3,440
6.75% 9/1/12	2,000	1,950
6.75% 4/1/13	7,520	7,294
6.875% 4/1/16	875	829
7.5% 6/1/16	12,910	12,781
7.625% 1/15/17	4,070	4,029
San Pasqual Casino Development Group, Inc. 8% 9/15/13 (h)	1,080	1,081
Shingle Springs Tribal Gaming Authority 9.375% 6/15/15 (h)	2,270	2,236
Six Flags, Inc. 9.625% 6/1/14	11,230	9,096
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (f)	1,610	1,191
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Virgin River Casino Corp./RBG LLC/B&BB, Inc.: - continued
9% 1/15/12	$ 2,940	$ 2,911
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/12 (h)	820	832
		56,188
Household Durables - 0.0%
Fortune Brands, Inc. 5.875% 1/15/36	1,500	1,352
Leisure Equipment & Products - 0.0%
Riddell Bell Holdings, Inc. 8.375% 10/1/12	3,520	3,309
Media - 1.0%
Cablevision Systems Corp. 8% 4/15/12	1,730	1,644
CanWest Media, Inc. 8% 9/15/12	8,625	8,302
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp. 11% 10/1/15	17,730	17,198
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp.:
Series B, 10.25% 9/15/10	7,240	7,222
10.25% 9/15/10	12,244	12,428
10.25% 10/1/13	6,000	6,060
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 8.375% 4/30/14 (h)	10,000	9,850
CSC Holdings, Inc. 7.625% 4/1/11	3,440	3,388
Dex Media West LLC/Dex Media West Finance Co.:
8.5% 8/15/10	1,630	1,671
9.875% 8/15/13	1,865	1,968
Dex Media, Inc.:
0% 11/15/13 (f)	295	271
8% 11/15/13	1,750	1,746
EchoStar Communications Corp.:
6.625% 10/1/14	3,000	2,888
7.125% 2/1/16	5,000	4,869
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	2,515	2,402
Lamar Media Corp. 7.25% 1/1/13	1,290	1,284
LBI Media Holdings, Inc. 0% 10/15/13 (f)	4,450	4,072
LBI Media, Inc. 8.5% 8/1/17 (h)	6,320	6,194
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Liberty Media Corp.:
5.7% 5/15/13	$ 2,055	$ 1,901
8.25% 2/1/30	18,280	17,732
MediMedia USA, Inc. 11.375% 11/15/14 (h)	1,170	1,199
Muzak LLC/Muzak Finance Corp. 10% 2/15/09	5,455	5,250
News America Holdings, Inc. 7.75% 12/1/45	18,112	19,825
News America, Inc. 6.2% 12/15/34	5,885	5,464
Nexstar Broadcasting, Inc. 7% 1/15/14	8,000	7,560
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc. 0% 4/1/13 (f)	6,310	6,121
PanAmSat Corp.:
6.375% 1/15/08	2,720	2,693
9% 8/15/14	4,264	4,334
9% 6/15/16	3,000	3,060
Radio One, Inc. 8.875% 7/1/11	4,005	3,845
Rainbow National LLC & RNS Co. Corp.:
8.75% 9/1/12 (h)	4,000	4,080
10.375% 9/1/14 (h)	7,775	8,358
The Reader's Digest Association, Inc. 9% 2/15/17 (h)	9,530	8,196
Time Warner Cable, Inc. 6.55% 5/1/37 (h)	5,264	5,117
Time Warner, Inc. 6.5% 11/15/36	7,450	7,150
TL Acquisitions, Inc.:
0% 7/15/15 (f)(h)	9,145	6,813
10.5% 1/15/15 (h)	25,170	23,786
Valassis Communications, Inc. 8.25% 3/1/15	7,630	6,447
Vertis, Inc.:
10.875% 6/15/09	6,255	5,379
13.5% 12/7/09 (h)	5,635	3,945
		251,712
Specialty Retail - 0.2%
Asbury Automotive Group, Inc. 8% 3/15/14	1,855	1,779
GSC Holdings Corp./Gamestop, Inc. 8% 10/1/12	11,125	11,459
Michaels Stores, Inc.:
10% 11/1/14 (h)	11,235	11,263
11.375% 11/1/16 (h)	5,980	5,816
Nebraska Book Co., Inc. 8.625% 3/15/12	4,380	4,314
Sally Holdings LLC:
9.25% 11/15/14	2,050	2,009
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Sally Holdings LLC: - continued
10.5% 11/15/16	$ 6,535	$ 6,225
Sonic Automotive, Inc. 8.625% 8/15/13	3,370	3,303
Toys 'R' US, Inc.:
7.375% 10/15/18	3,290	2,566
7.625% 8/1/11	5,050	4,469
7.875% 4/15/13	6,585	5,548
		58,751
Textiles, Apparel & Luxury Goods - 0.1%
Jostens IH Corp. 7.625% 10/1/12	1,430	1,430
Levi Strauss & Co.:
8.875% 4/1/16	6,000	6,000
12.25% 12/15/12	4,780	5,103
		12,533
TOTAL CONSUMER DISCRETIONARY		454,655
CONSUMER STAPLES - 0.3%
Beverages - 0.0%
Beverages & More, Inc. 9.25% 3/1/12 (h)	3,870	3,793
Food & Staples Retailing - 0.1%
Stater Brothers Holdings, Inc. 7.75% 4/15/15 (h)	9,010	8,740
Food Products - 0.1%
Dean Foods Co. 7% 6/1/16	8,335	7,668
Kraft Foods, Inc. 7% 8/11/37	505	520
Pierre Foods, Inc. 9.875% 7/15/12	11,190	10,854
Smithfield Foods, Inc. 7.75% 7/1/17	4,160	4,160
		23,202
Household Products - 0.0%
Kimberly-Clark Corp. 6.625% 8/1/37	2,099	2,214
Personal Products - 0.1%
Revlon Consumer Products Corp.:
8.625% 2/1/08	18,451	18,174
9.5% 4/1/11	7,000	6,405
		24,579
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Tobacco - 0.0%
Reynolds American, Inc. 7.25% 6/15/37	$ 6,485	$ 6,572
TOTAL CONSUMER STAPLES		69,100
ENERGY - 0.9%
Energy Equipment & Services - 0.0%
Complete Production Services, Inc. 8% 12/15/16	8,170	7,864
Hanover Equipment Trust 8.75% 9/1/11	2,710	2,751
Pride International, Inc. 7.375% 7/15/14	3,000	3,008
		13,623
Oil, Gas & Consumable Fuels - 0.9%
Arch Western Finance LLC 6.75% 7/1/13	4,960	4,662
Atlas Pipeline Partners LP 8.125% 12/15/15	3,520	3,494
Chaparral Energy, Inc.:
8.5% 12/1/15	3,120	2,785
8.875% 2/1/17 (h)	3,090	2,781
Chesapeake Energy Corp.:
6.375% 6/15/15	4,000	3,840
6.5% 8/15/17	14,280	13,602
Colorado Interstate Gas Co. 5.95% 3/15/15	7,000	6,878
Drummond Co., Inc. 7.375% 2/15/16 (h)	7,020	6,318
Duke Capital LLC 6.75% 2/15/32	2,454	2,437
Duke Energy Field Services 6.45% 11/3/36 (h)	8,320	8,223
Encore Acquisition Co. 7.25% 12/1/17	6,000	5,580
Energy Partners Ltd. 9.75% 4/15/14 (h)	4,820	4,483
EXCO Resources, Inc. 7.25% 1/15/11	1,120	1,126
Forest Oil Corp. 7.25% 6/15/19 (h)	9,250	8,903
Kinder Morgan Energy Partners LP:
5.125% 11/15/14	10,945	10,340
6.95% 1/15/38	935	941
Mariner Energy, Inc. 8% 5/15/17	2,100	1,985
Massey Energy Co. 6.875% 12/15/13	10,565	9,561
National Gas Co. of Trinidad & Tobago Ltd. 6.05% 1/15/36 (h)	3,700	3,550
Nexen, Inc.:
5.875% 3/10/35	2,365	2,143
6.4% 5/15/37	4,230	4,115
OPTI Canada, Inc. 7.875% 12/15/14 (h)	5,000	5,013
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Peabody Energy Corp. 7.875% 11/1/26	$ 15,245	$ 15,378
Petrohawk Energy Corp. 9.125% 7/15/13	22,000	22,935
Plains All American Pipeline LP:
6.125% 1/15/17	2,560	2,568
6.65% 1/15/37	4,780	4,731
Plains Exploration & Production Co.:
7% 3/15/17	4,400	4,026
7.75% 6/15/15	6,000	5,715
Range Resources Corp.:
7.375% 7/15/13	1,330	1,337
7.5% 5/15/16	3,240	3,297
Ras Laffan Liquid Natural Gas Co. Ltd. III 6.332% 9/30/27 (h)	5,710	5,705
Ship Finance International Ltd. 8.5% 12/15/13	10,070	10,246
Stone Energy Corp. 6.75% 12/15/14	11,580	10,596
Talisman Energy, Inc. yankee 6.25% 2/1/38	2,650	2,490
Targa Resources, Inc./Targa Resources Finance Corp. 8.5% 11/1/13 (h)	1,580	1,517
Teekay Corp. 8.875% 7/15/11	10,030	10,231
Valero Energy Corp. 6.625% 6/15/37	1,755	1,770
Williams Companies, Inc. 8.125% 3/15/12	6,285	6,662
		221,964
TOTAL ENERGY		235,587
FINANCIALS - 0.9%
Capital Markets - 0.1%
Bear Stearns Companies, Inc. 6.9% 8/15/12	11,420	11,497
JPMorgan Chase Capital XX 6.55% 9/29/36	11,345	10,213
		21,710
Commercial Banks - 0.0%
Bank of America NA 6% 10/15/36	2,735	2,644
HSBC Holdings PLC 6.5% 5/2/36	6,610	6,704
		9,348
Consumer Finance - 0.4%
Ford Motor Credit Co. LLC:
6.625% 6/16/08	6,000	5,820
7.375% 2/1/11	12,000	11,083
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Consumer Finance - continued
Ford Motor Credit Co. LLC: - continued
8% 12/15/16	$ 5,770	$ 5,207
9.81% 4/15/12 (k)	25,180	25,180
9.875% 8/10/11	6,910	6,821
General Motors Acceptance Corp.:
4.375% 12/10/07	1,315	1,298
5.125% 5/9/08	20,700	20,170
6.875% 9/15/11	8,000	7,040
8% 11/1/31	9,940	8,847
GMAC LLC 6% 12/15/11	4,000	3,440
SLM Corp.:
4.5% 7/26/10	1,100	1,018
5.52% 7/26/10 (k)	19,186	18,079
Triad Acquisition Corp. 11.125% 5/1/13	2,125	1,804
		115,807
Diversified Financial Services - 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 8.75% 11/15/13	7,000	6,860
El Paso Performance-Linked Trust 7.75% 7/15/11 (h)	6,000	6,150
Global Cash Access LLC/Global Cash Access Finance Corp. 8.75% 3/15/12	675	685
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.75% 11/1/15 (h)	9,370	8,995
9% 6/1/16 (h)	5,690	5,747
KAR Holdings, Inc.:
8.75% 5/1/14 (h)	2,940	2,681
10% 5/1/15 (h)	3,090	2,756
NSG Holdings II, LLC 7.75% 12/15/25 (h)	6,750	6,716
		40,590
Insurance - 0.0%
HUB International Holdings, Inc. 9% 12/15/14 (h)	7,420	6,938
USI Holdings Corp. 9.75% 5/15/15 (h)	1,240	1,128
		8,066
Real Estate Investment Trusts - 0.1%
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09	2,710	2,737
Duke Realty LP:
5.5% 3/1/16	2,930	2,793
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Duke Realty LP: - continued
5.625% 8/15/11	$ 2,570	$ 2,556
Omega Healthcare Investors, Inc. 7% 1/15/16	4,090	3,947
Senior Housing Properties Trust 8.625% 1/15/12	5,910	6,235
		18,268
Real Estate Management & Development - 0.1%
Realogy Corp.:
10.5% 4/15/14 (h)	9,500	8,123
12.375% 4/15/15 (h)	20,260	15,296
		23,419
Thrifts & Mortgage Finance - 0.0%
Residential Capital Corp.:
7.5% 4/17/13	5,750	4,327
7.875% 6/30/15	1,925	1,453
		5,780
TOTAL FINANCIALS		242,988
HEALTH CARE - 0.7%
Health Care Equipment & Supplies - 0.0%
FMC Finance III SA 6.875% 7/15/17 (h)	9,330	9,143
Health Care Providers & Services - 0.7%
AMR HoldCo, Inc./EmCare HoldCo, Inc. 10% 2/15/15	4,520	4,791
Community Health Systems, Inc. 8.875% 7/15/15 (h)	20,580	20,452
CRC Health Group, Inc. 10.75% 2/1/16	2,190	2,157
DaVita, Inc. 6.625% 3/15/13	20,205	19,548
HCA, Inc. 9.25% 11/15/16 (h)	22,430	22,991
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14	12,000	11,670
Multiplan, Inc. 10.375% 4/15/16 (h)	3,330	3,263
NMH Holdings, Inc. 12.485% 6/15/14 pay-in-kind (h)(k)	6,240	5,928
Psychiatric Solutions, Inc. 7.75% 7/15/15	3,725	3,590
ResCare, Inc. 7.75% 10/15/13	3,410	3,222
Rural/Metro Corp.:
0% 3/15/16 (f)	4,830	3,526
9.875% 3/15/15	8,730	8,206
Skilled Healthcare Group, Inc. 11% 1/15/14	7,855	8,405
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
Sun Healthcare Group, Inc. 9.125% 4/15/15 (h)	$ 7,630	$ 7,573
Surgical Care Affiliates LLC:
8.875% 7/15/15 pay-in-kind (h)	9,350	8,649
10% 7/15/17 (h)	6,235	5,736
Team Finance LLC/Health Finance Corp. 11.25% 12/1/13	6,460	6,977
Tenet Healthcare Corp. 9.25% 2/1/15	8,000	6,900
United Surgical Partners International, Inc.:
8.875% 5/1/17	5,180	4,921
9.25% 5/1/17 pay-in-kind	5,950	5,712
US Oncology Holdings, Inc. 9.7969% 3/15/12 pay-in-kind (h)(k)	7,670	6,980
Viant Holdings, Inc. 10.125% 7/15/17 (h)	374	348
		171,545
Pharmaceuticals - 0.0%
Mylan Laboratories, Inc. 6.375% 8/15/15	205	213
TOTAL HEALTH CARE		180,901
INDUSTRIALS - 0.6%
Aerospace & Defense - 0.1%
Bombardier, Inc.:
6.3% 5/1/14 (h)	10,420	9,951
7.45% 5/1/34 (h)	2,340	2,293
8% 11/15/14 (h)	8,765	9,050
DRS Technologies, Inc.:
6.625% 2/1/16	3,760	3,666
7.625% 2/1/18	1,830	1,784
Orbimage Holdings, Inc. 14.88% 7/1/12 (k)	2,180	2,311
TransDigm, Inc. 7.75% 7/15/14	2,350	2,350
		31,405
Airlines - 0.1%
AMR Corp. 10.2% 3/15/20	3,445	3,359
Continental Airlines, Inc. 7.339% 4/19/14	2,050	1,917
Continental Airlines, Inc. 6.903% 4/19/22	1,220	1,116
Continental Airlines, Inc. pass thru trust certificates:
8.388% 5/1/22	103	101
9.798% 4/1/21	6,773	7,111
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Airlines - continued
Delta Air Lines, Inc.:
7.9% 12/15/09 (a)	$ 27,035	$ 1,757
8.3% 12/15/29 (a)	15,711	1,021
10.375% 2/1/11 (a)	8,640	454
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	4,430	4,485
7.779% 1/2/12	2,112	2,054
		23,375
Building Products - 0.0%
Masonite International Corp. 11% 4/6/15	6,000	4,920
Commercial Services & Supplies - 0.1%
Allied Security Escrow Corp. 11.375% 7/15/11	2,515	2,364
ARAMARK Corp. 8.8563% 2/1/15 (k)	1,770	1,761
Browning-Ferris Industries, Inc. 9.25% 5/1/21	1,350	1,397
FTI Consulting, Inc.:
7.625% 6/15/13	920	902
7.75% 10/1/16	1,800	1,800
Interface, Inc. 9.5% 2/1/14	1,525	1,571
Mac-Gray Corp. 7.625% 8/15/15	5,400	5,292
R.H. Donnelley Finance Corp. I 10.875% 12/15/12 (h)	2,170	2,279
West Corp. 9.5% 10/15/14	9,915	9,965
		27,331
Electrical Equipment - 0.1%
Coleman Cable, Inc. 9.875% 10/1/12 (h)	1,560	1,505
General Cable Corp.:
7.125% 4/1/17	1,020	995
7.735% 4/1/15 (k)	2,680	2,613
Sensus Metering Systems, Inc. 8.625% 12/15/13	9,378	8,815
		13,928
Machinery - 0.0%
Columbus McKinnon Corp. 8.875% 11/1/13	590	608
Commercial Vehicle Group, Inc. 8% 7/1/13	1,730	1,605
		2,213
Marine - 0.1%
Britannia Bulk PLC 11% 12/1/11	7,450	7,338
Navios Maritime Holdings, Inc. 9.5% 12/15/14	6,000	6,090
		13,428
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Road & Rail - 0.1%
Kansas City Southern de Mexico, SA de CV 7.625% 12/1/13 (h)	$ 2,390	$ 2,342
Kansas City Southern Railway Co.:
7.5% 6/15/09	8,005	8,005
9.5% 10/1/08	460	469
TFM SA de CV 9.375% 5/1/12	4,220	4,378
		15,194
Trading Companies & Distributors - 0.0%
VWR Funding, Inc. 10.25% 7/15/15 (h)	9,330	8,677
TOTAL INDUSTRIALS		140,471
INFORMATION TECHNOLOGY - 0.9%
Communications Equipment - 0.2%
Lucent Technologies, Inc.:
6.45% 3/15/29	19,300	16,309
6.5% 1/15/28	7,000	5,915
Nortel Networks Corp.:
9.61% 7/15/11 (h)(k)	8,000	8,080
10.125% 7/15/13 (h)	7,880	8,136
		38,440
Electronic Equipment & Instruments - 0.0%
Itron, Inc. 7.75% 5/15/12	860	851
NXP BV 7.875% 10/15/14	8,000	7,250
Solectron Global Finance Ltd. 8% 3/15/16	1,480	1,576
		9,677
IT Services - 0.3%
Iron Mountain, Inc.:
6.625% 1/1/16	7,000	6,300
7.75% 1/15/15	20,005	19,455
8.25% 7/1/11	815	808
8.625% 4/1/13	370	370
8.75% 7/15/18	2,345	2,374
SunGard Data Systems, Inc.:
4.875% 1/15/14	25,115	21,662
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
IT Services - continued
SunGard Data Systems, Inc.: - continued
9.125% 8/15/13	$ 10,630	$ 10,949
10.25% 8/15/15	10,170	10,450
		72,368
Semiconductors & Semiconductor Equipment - 0.3%
Amkor Technology, Inc.:
7.125% 3/15/11	4,000	3,725
9.25% 6/1/16	8,795	8,531
Avago Technologies Finance Ltd.:
10.86% 6/1/13 (k)	6,000	6,060
11.875% 12/1/15	9,000	9,765
Freescale Semiconductor, Inc.:
8.875% 12/15/14	6,770	6,220
9.125% 12/15/14 pay-in-kind	34,285	30,514
10.125% 12/15/16	23,440	20,306
		85,121
Software - 0.1%
Activant Solutions, Inc. 9.5% 5/1/16	1,590	1,359
Open Solutions, Inc. 9.75% 2/1/15 (h)	1,300	1,222
SS&C Technologies, Inc. 11.75% 12/1/13	9,570	10,072
		12,653
TOTAL INFORMATION TECHNOLOGY		218,259
MATERIALS - 0.3%
Chemicals - 0.1%
Agrium, Inc. 7.125% 5/23/36	6,675	6,786
Equistar Chemicals LP/Equistar Funding Corp. 10.625% 5/1/11	2,375	2,482
Georgia Gulf Corp.:
9.5% 10/15/14	3,440	3,199
10.75% 10/15/16	3,745	3,314
Koppers, Inc. 9.875% 10/15/13	722	751
Lyondell Chemical Co. 8.25% 9/15/16	5,650	6,300
MacDermid, Inc. 9.5% 4/15/17 (h)	740	696
		23,528
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Containers & Packaging - 0.0%
BWAY Corp. 10% 10/15/10	$ 840	$ 848
Crown Americas LLC/Crown Americas Capital Corp.:
7.625% 11/15/13	4,000	4,020
7.75% 11/15/15	4,000	4,040
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12	2,750	2,681
Owens-Brockway Glass Container, Inc. 6.75% 12/1/14	2,390	2,294
Owens-Illinois, Inc.:
7.5% 5/15/10	770	766
7.8% 5/15/18	350	329
		14,978
Metals & Mining - 0.2%
Aleris International, Inc. 9% 12/15/14	4,080	3,886
Compass Minerals International, Inc. 0% 12/15/12 (f)	4,550	4,596
FMG Finance Property Ltd. 10.625% 9/1/16 (h)	7,000	8,033
Freeport-McMoRan Copper & Gold, Inc. 8.375% 4/1/17	17,990	19,069
Noranda Aluminium Holding Corp. 11.1434% 11/15/14 pay-in-kind (h)(k)	3,500	3,115
RathGibson, Inc. 11.25% 2/15/14	4,385	4,385
Tube City IMS Corp. 9.75% 2/1/15	560	538
United States Steel Corp. 6.65% 6/1/37	4,975	4,728
		48,350
TOTAL MATERIALS		86,856
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.6%
AT&T, Inc. 6.8% 5/15/36	13,429	14,022
BellSouth Capital Funding Corp. 7.875% 2/15/30	1,845	2,102
BellSouth Corp. 6.55% 6/15/34	4,075	4,111
British Telecommunications PLC 9.125% 12/15/30	3,080	4,116
Broadview Networks Holdings, Inc. 11.375% 9/1/12 (h)	6,610	6,775
Eschelon Operating Co. 8.375% 3/15/10	1,620	1,565
Intelsat Ltd.:
9.25% 6/15/16	9,000	9,270
11.25% 6/15/16	7,145	7,467
Level 3 Financing, Inc.:
8.75% 2/15/17	6,530	6,106
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Level 3 Financing, Inc.: - continued
9.25% 11/1/14	$ 11,945	$ 11,437
12.25% 3/15/13	8,360	9,112
Qwest Corp.:
7.5% 10/1/14	7,000	7,210
7.625% 6/15/15	10,930	11,231
8.875% 3/15/12	16,520	17,883
Sprint Capital Corp.:
6.875% 11/15/28	5,035	4,901
8.75% 3/15/32	7,445	8,594
Telecom Italia Capital SA 7.2% 7/18/36	3,975	4,134
Telefonica Emisiones SAU 7.045% 6/20/36	8,220	8,558
U.S. West Communications:
6.875% 9/15/33	8,020	7,338
7.2% 11/10/26	845	801
7.25% 9/15/25	840	813
Verizon Communications, Inc. 6.25% 4/1/37	3,729	3,670
Verizon Global Funding Corp. 7.75% 12/1/30	4,320	4,895
Windstream Corp.:
7% 3/15/19	5,000	4,725
8.625% 8/1/16	5,380	5,602
		166,438
Wireless Telecommunication Services - 0.2%
Cricket Communications, Inc. 9.375% 11/1/14	4,910	4,800
Digicel Group Ltd.:
8.875% 1/15/15 (h)	7,420	6,771
9.125% 1/15/15 pay-in-kind (h)	6,269	5,720
Digicel Group Ltd. 9.25% 9/1/12 (h)	4,120	4,161
MetroPCS Wireless, Inc. 9.25% 11/1/14 (h)	11,855	11,677
Orascom Telecom Finance SCA 7.875% 2/8/14 (h)	1,510	1,389
Rural Cellular Corp.:
8.25% 3/15/12	2,590	2,668
8.36% 6/1/13 (h)(k)	4,500	4,568
		41,754
TOTAL TELECOMMUNICATION SERVICES		208,192
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
UTILITIES - 0.5%
Electric Utilities - 0.3%
Appalachian Power Co. 6.375% 4/1/36	$ 6,000	$ 5,911
Edison Mission Energy 7.625% 5/15/27 (h)	10,000	9,350
Intergen NV 9% 6/30/17 (h)	19,645	19,940
Mirant Americas Generation LLC:
8.3% 5/1/11	6,000	5,940
9.125% 5/1/31	5,075	4,923
Nevada Power Co. 6.5% 5/15/18	5,100	5,100
Pacific Gas & Electric Co. 5.8% 3/1/37	3,230	3,048
Reliant Energy, Inc.:
6.75% 12/15/14	9,645	9,549
7.875% 6/15/17	10,400	10,140
Tampa Electric Co. 6.15% 5/15/37	3,871	3,758
		77,659
Gas Utilities - 0.0%
NiSource Finance Corp. 5.45% 9/15/20	1,915	1,731
Independent Power Producers & Energy Traders - 0.1%
AES Corp.:
9.375% 9/15/10	5,451	5,601
9.5% 6/1/09	1,357	1,388
Enron Corp.:
6.4% 7/15/06 (e)	3,600	923
6.625% 11/15/05 (e)	2,155	552
6.75% 9/1/04 (e)	1,425	413
9.125% 4/1/03 (e)	4,315	1,106
Mirant North America LLC 7.375% 12/31/13	8,640	8,575
NRG Energy, Inc.:
7.25% 2/1/14	4,530	4,485
7.375% 2/1/16	9,560	9,464
7.375% 1/15/17	3,000	2,955
		35,462
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities - 0.1%
Dominion Resources, Inc. 6.3% 9/30/66 (k)	$ 9,860	$ 9,770
MidAmerican Energy Holdings, Co. 6.5% 9/15/37 (h)	6,515	6,567
		16,337
TOTAL UTILITIES		131,189
TOTAL NONCONVERTIBLE BONDS		1,968,198
TOTAL CORPORATE BONDS (Cost $2,146,860)		2,107,874
U.S. Government and Government Agency Obligations - 7.0%

U.S. Government Agency Obligations - 2.1%
Fannie Mae:
4.375% 7/17/13	20,070	19,501
4.5% 2/15/11	18,100	17,986
4.625% 10/15/13	30,000	29,573
4.75% 12/15/10 (g)	60,000	60,032
6.125% 3/15/12	1,502	1,584
6.625% 9/15/09	27,133	28,131
Freddie Mac:
4.5% 1/15/14	5,885	5,755
4.75% 3/5/09	25,396	25,350
4.875% 11/15/13	17,515	17,487
5.25% 7/18/11 (g)	53,350	54,313
5.25% 11/5/12	5,610	5,607
5.625% 3/15/11	187,620	193,127
5.75% 1/15/12	60,000	62,315
Tennessee Valley Authority 5.375% 4/1/56	5,573	5,550
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		526,311
U.S. Treasury Inflation Protected Obligations - 1.8%
U.S. Treasury Inflation-Indexed Notes:
1.625% 1/15/15 (p)	32,733	31,007
2% 1/15/14 (g)(p)	169,130	165,159
2.375% 4/15/11	73,023	72,886
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (000s)
U.S. Treasury Inflation Protected Obligations - continued
U.S. Treasury Inflation-Indexed Notes: - continued
2.5% 7/15/16 (g)	$ 139,270	$ 140,843
2.625% 7/15/17	45,235	46,299
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		456,194
U.S. Treasury Obligations - 3.1%
U.S. Treasury Bonds:
4.5% 2/15/36 (p)	40,000	37,916
6.125% 8/15/29 (g)	87,540	102,278
U.S. Treasury Notes:
3.5% 2/15/10	6,806	6,696
4.25% 11/15/14	14,850	14,704
4.5% 4/30/12 (g)	73,500	74,246
4.5% 5/15/17 (g)	80,000	79,662
4.625% 7/31/12 (i)	230,000	233,695
5.125% 5/15/16 (g)	225,243	234,886
6% 8/15/09	22,835	23,602
TOTAL U.S. TREASURY OBLIGATIONS		807,685
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,777,827)		1,790,190
U.S. Government Agency - Mortgage Securities - 1.7%

Fannie Mae - 1.6%
5.5% 4/1/36 to 2/1/37 (j)	98,500	96,277
5.5% 9/1/37 (i)	30,000	29,315
5.5% 9/1/37 (i)(j)	100,000	97,716
5.5% 9/1/37 (i)	82,000	80,127
5.651% 7/1/37 (k)	1,950	1,961
6% 9/1/37 (i)	30,000	29,991
6% 9/1/37 (i)(j)	65,000	64,980
6% 9/1/37 (i)	13,960	13,956
6% 9/1/37	5,570	5,526
6.061% 4/1/36 (k)	1,385	1,402
6.155% 4/1/36 (k)	3,324	3,369
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Fannie Mae - continued
6.256% 6/1/36 (k)	$ 510	$ 514
6.319% 4/1/36 (k)	1,229	1,249
TOTAL FANNIE MAE		426,383
Freddie Mac - 0.1%
5.787% 10/1/35 (k)	941	945
5.877% 6/1/36 (k)	1,559	1,569
6.044% 6/1/36 (k)	1,526	1,538
6.049% 7/1/37 (k)	7,920	7,977
6.089% 4/1/36 (k)	2,572	2,592
6.1% 6/1/36 (k)	1,437	1,452
TOTAL FREDDIE MAC		16,073
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $441,370)		442,456
Asset-Backed Securities - 0.0%

Carrington Mortgage Loan Trust Series 2006-FRE1 Class M1, 5.805% 7/25/36 (k)	3,500	2,674
Merna Reinsurance Ltd. Series 2007-1 Class B, 7.11% 6/30/12 (h)(k)	3,365	3,365
TOTAL ASSET-BACKED SECURITIES (Cost $6,826)		6,039
Collateralized Mortgage Obligations - 0.1%

Private Sponsor - 0.0%
Bayview Commercial Asset Trust Series 2006-3A Class IO, 1.1688% 10/25/36 (k)(m)	50,178	5,921
U.S. Government Agency - 0.1%
Fannie Mae subordinate REMIC pass-thru certificates sequential payer Series 2006-78 Class CD, 4.5% 10/25/18	23,452	23,079
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $29,321)		29,000
Commercial Mortgage Securities - 0.1%
	Principal Amount (000s)	Value (000s)
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 4.9805% 8/1/24 (h)(k)	$ 593	$ 541
First Chicago/Lennar Trust I weighted average coupon Series 1997-CHL1 Class E, 8.0609% 4/29/39 (h)(k)	1,134	1,150
Ginnie Mae guaranteed REMIC pass-thru securities sequential payer Series 2003-47 Class C, 4.227% 10/16/27	10,231	10,028
GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Class X2, 0.6778% 12/10/41 (k)(m)	5,106	99
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.125% 4/25/21 (h)(k)	178	160
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $11,894)		11,978
Floating Rate Loans - 1.8%

CONSUMER DISCRETIONARY - 0.8%
Auto Components - 0.1%
Delphi Corp. term loan 8.125% 12/31/07 (k)	17,300	17,041
Automobiles - 0.2%
AM General LLC term loan 11.26% 4/17/12 (k)	19,000	18,050
Ford Motor Co. term loan 8.36% 12/15/13 (k)	35,870	33,628
		51,678
Diversified Consumer Services - 0.1%
Affinion Group Holdings, Inc. term loan 11.6775% 3/1/12 (k)	6,250	5,781
Thomson Learning, Inc. term loan 8.1% 7/5/14 (k)	27,000	25,380
		31,161
Hotels, Restaurants & Leisure - 0.1%
Fantasy Springs Resort Casino term loan 12.75% 8/6/12 (k)	7,650	7,574
Intrawest Resorts term loan 7.6225% 10/25/07 (k)	13,584	13,245
Six Flags, Inc. Tranche B, term loan 7.75% 4/30/15 (k)	1,070	1,000
Southwest Sports Group, Inc. Tranche B, term loan 7.875% 12/22/10 (k)	7,000	6,852
Tropicana Entertainment term loan 7.61% 7/3/08 (k)	460	442
		29,113
Media - 0.2%
Charter Communications Operating LLC Tranche B 1LN, term loan 7.36% 3/6/14 (k)	5,000	4,725
CSC Holdings, Inc. Tranche B, term loan 7.07% 3/31/13 (k)	7,791	7,480
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Discovery Communications, Inc. term loan 7.36% 5/14/14 (k)	$ 1,550	$ 1,504
Hicks Sports Group LLC Tranche 2LN, term loan 10.875% 12/22/11 (k)	11,000	10,753
Lamar Media Corp. Tranche F, term loan 6.9688% 3/31/14 (k)	360	353
PanAmSat Corp. Tranche B2, term loan 7.36% 1/3/14 (i)(k)	8,000	7,740
Riverdeep Interactive Learning USA, Inc. term loan:
8.11% 12/20/13 (k)	905	887
12.06% 12/21/07 (k)	396	392
The Reader's Digest Association, Inc. term loan 7.3472% 3/2/14 (k)	798	738
Tribune Co. term loan 7.86% 5/17/09 (k)	3,248	3,151
		37,723
Multiline Retail - 0.0%
Dollar General Corp. Tranche B2, term loan 8.0885% 7/6/14 (i)(k)	11,000	9,790
Specialty Retail - 0.1%
Claire's Stores, Inc. term loan 8.11% 5/29/14 (k)	9,580	8,814
GNC Corp. term loan 7.61% 9/16/13 (k)	798	742
Toys 'R' US, Inc. term loan 8.32% 12/9/08 (k)	12,045	11,774
		21,330
Textiles, Apparel & Luxury Goods - 0.0%
Levi Strauss & Co. term loan 7.5681% 4/4/14 (k)	4,290	3,947
TOTAL CONSUMER DISCRETIONARY		201,783
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Rite Aid Corp. Tranche ABL, term loan 7.1832% 6/4/14 (k)	4,000	3,905
Household Products - 0.0%
KIK Custom Products, Inc. Tranche 2LN, term loan 10.36% 11/30/14 (k)	10,000	8,800
TOTAL CONSUMER STAPLES		12,705
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Express Energy Services LLC term loan 8.86% 2/23/13 (k)	$ 9,976	$ 9,477
Oil, Gas & Consumable Fuels - 0.1%
Antero Resources Corp. Tranche 2LN, term loan 9.86% 4/12/14 (k)	11,000	10,725
Coffeyville Resources LLC:
Credit-Linked Deposit 8.26% 12/28/10 (k)	786	759
Tranche D, term loan 8.6097% 12/28/13 (k)	4,043	3,902
Sandridge Energy, Inc. term loan 8.625% 4/1/15 (k)	6,610	6,577
Venoco, Inc. Tranche 2LN, term loan 9.36% 5/7/14 (k)	610	592
		22,555
TOTAL ENERGY		32,032
FINANCIALS - 0.1%
Consumer Finance - 0.0%
DaimlerChrysler Financial Services Tranche 1LN, term loan 9.36% 8/3/12 (k)	1,860	1,814
Diversified Financial Services - 0.1%
LandSource Communities Development LLC Tranche 2LN, term loan 9.9988% 2/27/14 (k)	1,120	1,002
MGM Holdings II, Inc. Tranche B, term loan 8.61% 4/8/12 (k)	2,548	2,382
Tempus Public Foundation Generation Holdings LLC Tranche 2LN, term loan 9.61% 12/15/14 (k)	10,000	9,600
		12,984
TOTAL FINANCIALS		14,798
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.0%
Fenwal, Inc. Tranche 2LN, term loan 10.7913% 8/28/14 (k)	9,000	8,370
Inverness Medical Innovations, Inc. Tranche 2LN, term loan 9.59% 6/26/15 (k)	2,830	2,773
		11,143
Health Care Providers & Services - 0.2%
Concentra Operating Corp. Tranche 2LN, term loan 10.86% 6/25/15 (k)	15,000	13,650
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Genoa Healthcare Group LLC Tranche 2, term loan 13.09% 2/4/13 (k)	$ 2,500	$ 2,425
Golden Gate National Senior Care LLC Tranche 2, term loan 13.2575% 9/14/11 (k)	13,000	12,740
HCA, Inc. Tranche B, term loan 7.61% 11/17/13 (k)	19,900	19,129
Renal Advantage, Inc. Tranche B, term loan 7.8648% 9/30/12 (k)	226	217
Sheridan Healthcare, Inc. Tranche 2LN, term loan 11.11% 6/15/15 (k)	12,500	11,500
		59,661
Pharmaceuticals - 0.1%
Graceway Pharmaceuticals LLC Tranche B 2LN, term loan 11.86% 5/3/13 (k)	15,000	13,200
TOTAL HEALTH CARE		84,004
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.0%
DeCrane Aircraft Holdings, Inc. Tranche 2LN, term loan 12.36% 2/21/14 (k)	210	204
McKechnie Aerospace Holdings Ltd. Tranche 2LN, term loan 10.36% 5/11/15 pay-in-kind (k)	110	102
Wesco Aircraft Hardware Corp. Tranche 2LN, term loan 11.11% 3/28/14 (k)	80	78
		384
Airlines - 0.0%
Delta Air Lines, Inc. Tranche 2LN, term loan 8.61% 4/30/14 (k)	880	840
Commercial Services & Supplies - 0.1%
AlixPartners LLP Tranche B, term loan 7.36% 10/12/13 (k)	1,532	1,486
ARAMARK Corp.:
term loan 7.36% 1/26/14 (k)	3,015	2,895
7.485% 1/26/14 (k)	212	204
Big Dumpster Merger Sub, Inc. (Wastequip, Inc.) Tranche B, term loan 7.61% 2/5/13 (k)(o)	430	409
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Brand Energy & Infrastructure Services, Inc. Tranche 2LN, term loan 11.45% 2/7/15 (k)	$ 985	$ 936
EnergySolutions, Inc. Tranche 2LN, term loan 9.88% 12/31/13 (k)	3,800	3,715
		9,645
Machinery - 0.0%
Dresser, Inc. Tranche 2LN, term loan 11.1288% 5/4/15 pay-in-kind (k)	5,990	5,676
Navistar International Corp.:
term loan 8.61% 1/19/12 (k)	352	338
Credit-Linked Deposit 8.5908% 1/19/12 (k)	128	123
		6,137
TOTAL INDUSTRIALS		17,006
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.0%
IPC Systems, Inc. Tranche 2LN, term loan 10.61% 5/31/15 (k)	6,000	5,220
SafeNet, Inc. Tranche 2LN, term loan 11.36% 4/12/15 (k)	7,500	7,013
		12,233
Electronic Equipment & Instruments - 0.0%
Itron, Inc. term loan 7.36% 4/18/14 (k)	140	136
IT Services - 0.0%
SunGard Data Systems, Inc. term loan 7.3563% 2/28/14 (k)	428	413
Software - 0.1%
Kronos, Inc. Tranche 2LN, term loan 11.11% 6/11/15 (k)	16,050	14,766
Serena Software, Inc. term loan 7.3356% 3/10/13 (k)	311	302
SS&C Technologies, Inc. term loan 7.3646% 11/23/12 (k)	532	516
		15,584
TOTAL INFORMATION TECHNOLOGY		28,366
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
MATERIALS - 0.0%
Chemicals - 0.0%
Solutia, Inc. Tranche B, term loan 8.36% 3/31/08 (k)	$ 510	$ 503
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.1%
Intelsat Bermuda Ltd. term loan 7.8587% 1/12/14 (k)	2,830	2,752
Intelsat Ltd. Tranche B, term loan 7.36% 7/3/13 (i)(k)	3,740	3,656
Paetec Communications, Inc. Tranche B, term loan 8.065% 2/28/13 (k)	459	449
Wind Telecomunicazioni SpA term loan 12.61% 12/12/11 pay-in-kind (k)	7,948	7,727
		14,584
Wireless Telecommunication Services - 0.1%
American Cellular Corp. Tranche B, term loan 7.36% 3/15/14 (k)	35,880	35,566
Leap Wireless International, Inc. Tranche B, term loan 7.36% 6/16/13 (k)	3,790	3,657
		39,223
TOTAL TELECOMMUNICATION SERVICES		53,807
UTILITIES - 0.1%
Electric Utilities - 0.0%
Bicent Power LLC Tranche 2LN, term loan 9.36% 12/31/14 (k)	810	745
Energy Investors Funds term loan 7.0825% 4/11/14 (k)	510	487
LS Power Acquisition Corp. Tranche 2LN, term loan 9.11% 11/1/14 (k)	310	293
		1,525
Independent Power Producers & Energy Traders - 0.1%
Boston Generating LLC:
Credit-Linked Deposit 7.485% 12/20/13 (k)	322	310
Tranche 1LN, revolver loan 7.485% 12/20/13 (k)	90	87
Tranche 2LN, term loan 9.61% 6/20/14 (k)	310	307
Tranche B 1LN, term loan 7.61% 12/20/13 (k)	1,450	1,392
Calpine Corp. Tranche D, term loan 7.61% 3/29/09 (k)	9,975	9,626
Nebraska Energy, Inc. Tranche 2LN, term loan 9.875% 5/1/14 (k)	10,780	10,241
		21,963
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
UTILITIES - continued
Multi-Utilities - 0.0%
Ashmore Energy International:
Revolving Credit-Linked Deposit 8.35% 3/30/12 (k)	$ 622	$ 597
term loan 8.36% 3/30/14 (k)	4,378	4,203
		4,800
TOTAL UTILITIES		28,288
TOTAL FLOATING RATE LOANS (Cost $495,623)		473,292
Fixed-Income Funds - 16.9%
	Shares
Fidelity 1-3 Year Duration Securitized Bond Central Fund (l)	3,822,973	364,865
Fidelity 2-5 Year Duration Securitized Bond Central Fund (l)	3,966,064	387,841
Fidelity Corporate Bond 1-10 Year Central Fund (l)	13,108,625	1,297,361
Fidelity Mortgage Backed Securities Central Fund (l)	17,112,246	1,681,620
Fidelity Ultra-Short Central Fund (l)	6,341,605	599,599
TOTAL FIXED-INCOME FUNDS (Cost $4,447,095)		4,331,286
Money Market Funds - 1.7%

Fidelity Cash Central Fund, 5.48% (b)	381,152,543	381,153
Fidelity Securities Lending Cash Central Fund, 5.49% (b)(d)	57,603,460	57,603
TOTAL MONEY MARKET FUNDS (Cost $438,756)		438,756
Cash Equivalents - 3.6%
	Maturity Amount (000s)	Value (000s)
Investments in repurchase agreements in a joint trading account at:
5.02%, dated 8/31/07 due 9/4/07 (Collateralized by U.S. Treasury Obligations) #	35,688	$ 35,668
5.4%, dated 8/31/07 due 9/4/07 (Collateralized by U.S. Government Obligations) # (c)	899,434	898,895
TOTAL CASH EQUIVALENTS (Cost $934,563)		934,563
TOTAL INVESTMENT PORTFOLIO - 105.8% (Cost $23,047,764)		27,204,097
NET OTHER ASSETS - (5.8)%		(1,485,106)
NET ASSETS - 100%		$ 25,718,991
Swap Agreements
	Expiration Date	Notional Amount (000s)
Credit Default Swaps
Receive from Citibank upon credit event of Bristol-Myers Squibb Co., par value of the notional amount of Bristol-Myers Squibb Co. 5.25% 8/15/13, and pay quarterly notional amount multiplied by .32%	Sept. 2017	$ 2,100	18
Receive from Citibank upon credit event of Schering-Plough Corp., par value of the notional amount of Schering-Plough Corp. 5.55% 12/1/13, and pay quarterly notional amount multiplied by .4%	Sept. 2017	3,500	24
Receive from Goldman Sachs upon credit event of Eli Lilly & Co., par value of the notional amount of Eli Lilly & Co. 6.57% 1/1/16, and pay quarterly notional amount multiplied by .24%	Sept. 2017	3,500	5
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 2.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE8 Class B3, 8.52% 9/25/34

	Oct. 2034	$ 4,600	$ (856)
Receive monthly notional amount multiplied by 1.45% and pay UBS upon credit event of ACE Securities Corp., par value of the notional amount of ACE Securities Corp. Series 2006-NC2 Class M9, 7.03% 7/25/36	August 2036	8,500	(6,768)
Receive monthly notional amount multiplied by 2.37% and pay Bank of America upon credit event of JP Morgan Mortgage Acquisition Corp., par value of the notional amount of JP Morgan Mortgage Acquisition Corp. Series 2006-CW2 Class MV9, 7.1244% 8/25/36	Sept. 2036	4,600	(2,382)
Receive monthly notional amount multiplied by 2.8% and pay Merrill Lynch, Inc. upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11 Class M9, 6.7768% 11/25/34	Dec. 2034	4,200	(1,165)
Receive monthly notional amount multiplied by 2.87% and pay Bank of America upon credit event of Morgan Stanley ABS Capital I, Inc. Trust, par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Trust Series 2006-HE3 Class B3, 7.22% 4/25/36	May 2036	5,304	(4,210)
Receive monthly notional amount multiplied by 3% and pay UBS upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2005-R4 Class M9, 7.07% 7/25/35	August 2035	2,700	(982)
Receive monthly notional amount multiplied by 3.05% and pay JPMorgan Chase, Inc. upon credit event of Long Beach Mortgage Loan Trust, par value of the notional amount of Long Beach Mortgage Loan Trust Series 2006-7 Class M9, 7.13% 8/25/36	Sept. 2036	4,600	(3,477)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 3.12% and pay Bank of America upon credit event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2006-B Class M9, 7.23% 8/25/36

	Sept. 2036	$ 4,600	$ (2,943)
Receive monthly notional amount multiplied by 5.55% and pay Deutsche Bank upon credit event of Carrington Mortgage Loan Trust, par value of the notional amount of Carrington Mortgage Loan Trust Series 2006-FRE1 Class M10, 7.74% 7/25/36	August 2036	2,700	(1,133)
Receive monthly notional amount multiplied by 6.25% and pay Deutsche Bank upon credit event of Residential Asset Mortgage Products, Inc., par value of the notional amount of Residential Asset Mortgage Products, Inc. Series 2006-RS5, 7.17% 9/25/36	Oct. 2036	2,700	(1,891)
TOTAL CREDIT DEFAULT SWAPS		53,604	(25,760)
Interest Rate Swaps
Receive quarterly a fixed rate equal to 4.898% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	August 2014	58,025	(526)
Receive semi-annually a fixed rate equal to 4.945% and pay quarterly a floating rate based on 3-month LIBOR with Deutsche Bank	March 2012	120,000	1,316
Receive semi-annually a fixed rate equal to 4.947% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	March 2012	100,000	1,118
Receive semi-annually a fixed rate equal to 5.15% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	Jan. 2012	100,000	785
Receive semi-annually a fixed rate equal to 5.458% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	June 2017	50,000	889
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Interest Rate Swaps - continued
Receive semi-annually a fixed rate equal to 5.53% and pay quarterly a floating rate based on 3-month LIBOR with Bank of America	July 2012	$ 70,000	$ 1,715
Receive semi-annually a fixed rate equal to 5.61% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	June 2012	95,500	2,640
TOTAL INTEREST RATE SWAPS		593,525	7,937
Total Return Swaps
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR minus 10 basis points with Lehman Brothers, Inc.	Sept. 2007	23,800	316
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR minus 20 basis points with Lehman Brothers, Inc.	May 2008	33,300	445
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 15 basis points with Lehman Brothers, Inc.	May 2008	32,900	280
Receive monthly a return equal to Lehman Brothers U.S. ABS AA Floating Home Equities Index and pay monthly a floating rate based on 1-month LIBOR minus 15 basis points with Lehman Brothers, Inc.	Oct. 2007	14,000	(1,535)
TOTAL TOTAL RETURN SWAPS		104,000	(494)
		$ 751,129	$ (18,317)
Security Type Abbreviation
PIERS	-	Preferred Income Equity Redeemable Securities
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Investment made with cash collateral received from securities on loan.
(e) Non-income producing - Issuer is in default.
(f) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(g) Security or a portion of the security is on loan at period end.

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $552,228,000 or 2.1% of net assets.

(i) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(j) A portion of the security is subject to a forward commitment to sell.
(k) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(l) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. A holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

(m) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(n) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $354,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Beijing Med-Pharm Corp. warrants 8/21/12	8/17/07	$ 7

(o) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $9,094 and $8,639, respectively. The coupon rate will be determined at time of settlement.

(p) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $17,426,000.
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$35,668,000 due 9/04/07 at 5.02%
Banc of America Securities LLC	$ 3,117
Citigroup Global Markets, Inc.	11,335
Lehman Brothers, Inc.	9,591
UBS Securities LLC	11,625
$ 35,668
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$898,895,000 due 9/04/07 at 5.40%
Barclays Capital, Inc.	$ 576,056
Citigroup Global Markets, Inc.	75,958
Countrywide Securities Corp.	246,881
$ 898,895
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ 18,312
Fidelity 2-5 Year Duration Securitized Bond Central Fund	16,508
Fidelity Cash Central Fund	19,947
Fidelity Corporate Bond 1-10 Year Central Fund	59,680
Fidelity Mortgage Backed Securities Central Fund	67,553
Fidelity Securities Lending Cash Central Fund	975
Fidelity Ultra-Short Central Fund	24,786
Total	$ 207,761

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ -	$ 398,322 *	$ 16,005	$ 364,865	$ 13.1%
Fidelity 2-5 Year Duration Securitized Bond Central Fund	-	398,546 *	2,004	387,841	10.2%
Fidelity Corporate Bond 1-10 Year Central Fund	-	1,526,732 *	216,385	1,297,361	18.2%
Fidelity Mortgage Backed Securities Central Fund	-	1,919,598*	208,137	1,681,620	19.5%
Fidelity Ultra-Short Central Fund	-	774,987	137,376	599,599	4.8%
Total	$ -	$ 5,018,185	$ 579,907	$ 4,331,286

* Includes the value of shares received through in-kind contributions. See Note 6 of the Notes to Financial Statements.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S.Government and U.S.Government Agency Obligations	16.6%
AAA,AA,A	6.4%
BBB	4.8%
BB	2.2%
B	4.1%
CCC,CC,C	2.2%
Not Rated	0.9%
Equities	64.7%
Short-Term Investments and Net Other Assets	(1.9)%
100.0%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

The information in the above table is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	August 31, 2007

Assets
Investment in securities, at value (including securities loaned of $932,271 and repurchase agreements of $934,563) - See accompanying schedule: Unaffiliated issuers (cost $18,161,913)	$ 22,434,055
Fidelity Central Funds (cost $4,885,851)	4,770,042
Total Investments (cost $23,047,764)		$ 27,204,097
Commitment to sell securities on a delayed delivery basis	(210,069)
Receivable for securities sold on a delayed delivery basis	207,840	(2,229)
Receivable for investments sold, regular delivery		45,995
Foreign currency held at value (cost $2,693)		2,693
Receivable for swap agreements		110
Receivable for fund shares sold		13,352
Dividends receivable		29,910
Interest receivable		69,430
Distributions receivable from Fidelity Central Funds		22,009
Prepaid expenses		32
Other receivables		601
Total assets		27,386,000

Liabilities
Payable to custodian bank	$ 3,330
Payable for investments purchased Regular delivery	109,177
Delayed delivery	546,142
Payable for fund shares redeemed	18,415
Swap agreements, at value	18,317
Accrued management fee	8,675
Other affiliated payables	4,069
Other payables and accrued expenses	2,386
Collateral on securities loaned, at value	956,498
Total liabilities		1,667,009

Net Assets		$ 25,718,991
Net Assets consist of:
Paid in capital		$ 20,054,292
Undistributed net investment income		160,774
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,368,134
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,135,791
Net Assets, for 1,252,214 shares outstanding		$ 25,718,991
Net Asset Value, offering price and redemption price per share ($25,718,991 ÷ 1,252,214 shares)		$ 20.54

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended August 31, 2007
Investment Income
Dividends		$ 342,197
Interest		352,980
Income from Fidelity Central Funds		207,761
Total income		902,938

Expenses
Management fee	$ 105,741
Transfer agent fees	45,535
Accounting and security lending fees	2,189
Custodian fees and expenses	420
Independent trustees' compensation	83
Appreciation in deferred trustee compensation account	13
Registration fees	165
Audit	304
Legal	273
Interest	5
Miscellaneous	205
Total expenses before reductions	154,933
Expense reductions	(1,911)	153,022
Net investment income (loss)		749,916
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,566,987
Fidelity Central Funds	(8,667)
Foreign currency transactions	(394)
Swap agreements	(7,789)
Total net realized gain (loss)		1,550,137
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	725,252
Fidelity Central Funds	(98,083)
Assets and liabilities in foreign currencies	2
Swap agreements	(17,823)
Delayed delivery commitments	(2,199)
Total change in net unrealized appreciation (depreciation)		607,149
Net gain (loss)		2,157,286
Net increase (decrease) in net assets resulting from operations		$ 2,907,202

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2007	One month ended August 31, 2006*	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 749,916	$ 78,312	$ 690,376
Net realized gain (loss)	1,550,137	157,901	923,009
Change in net unrealized appreciation (depreciation)	607,149	187,117	79,474
Net increase (decrease) in net assets resulting from operations	2,907,202	423,330	1,692,859
Distributions to shareholders from net investment income	(744,559)	-	(686,715)
Distributions to shareholders from net realized gain	(1,047,681)	-	(745,673)
Total distributions	(1,792,240)	-	(1,432,388)
Share transactions Proceeds from sales of shares	3,003,924	233,417	2,220,658
Reinvestment of distributions	1,718,316	-	1,373,668
Cost of shares redeemed	(4,073,244)	(259,271)	(4,573,306)
Net increase (decrease) in net assets resulting from share transactions	648,996	(25,854)	(978,980)
Total increase (decrease) in net assets	1,763,958	397,476	(718,509)

Net Assets
Beginning of period	23,955,033	23,557,557	24,276,066
End of period (including undistributed net investment income of $160,774, $168,838 and $93,210, respectively)	$ 25,718,991	$ 23,955,033	$ 23,557,557
Other Information Shares
Sold	148,709	11,988	116,779
Issued in reinvestment of distributions	87,567	-	73,023
Redeemed	(200,797)	(13,324)	(240,644)
Net increase (decrease)	35,479	(1,336)	(50,842)

* The Fund changed its fiscal year end from July 31 to August 31, effective August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended August 31,	2007	2006 G	2006 J	2005 J	2004 J	2003 J
Selected Per-Share Data
Net asset value, beginning of period	$ 19.69	$ 19.34	$ 19.13	$ 18.44	$ 16.96	$ 15.96
Income from Investment Operations
Net investment income (loss) D	.59	.06	.55	.47	.45	.48
Net realized and unrealized gain (loss)	1.70	.29	.80	1.39	1.79	.99
Total from investment operations	2.29	.35	1.35	1.86	2.24	1.47
Distributions from net investment income	(.59)	-	(.55)	(.45)	(.46)	(.47)
Distributions from net realized gain	(.85)	-	(.59)	(.72)	(.30)	-
Total distributions	(1.44)	-	(1.14)	(1.17)	(.76)	(.47)
Net asset value, end of period	$ 20.54	$ 19.69	$ 19.34	$ 19.13	$ 18.44	$ 16.96
Total Return B, C	12.18%	1.81%	7.36%	10.51%	13.43%	9.45%
Ratios to Average Net Assets E, H
Expenses before reductions	.60%	.63% A	.62%	.63%	.65%	.66%
Expenses net of fee waivers, if any	.60%	.62% A	.62%	.63%	.65%	.66%
Expenses net of all reductions	.59%	.62% A	.61%	.62%	.64%	.66%
Net investment income (loss)	2.91%	3.97% A	2.90%	2.53%	2.46%	3.03%
Supplemental Data
Net assets, end of period (in millions)	$ 25,719	$ 23,955	$ 23,558	$ 24,276	$ 22,054	$ 19,611
Portfolio turnover rate F	70% I	78% A	44%	75%	67%	86%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the one month period ended August 31. The Fund changed its fiscal year end from July 31 to August 31, effective August 31, 2006.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J For the period ended July 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Puritan Fund (the Fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity 1-3 Year Duration Securitized Bond Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade securitized debt securities and repurchase agreements for those securities.	Futures Repurchase Agreements Restricted Securities Swap Agreements
Fidelity 2-5 Year Duration Securitized Bond Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade securitized debt securities and repurchase agreements for those securities.	Repurchase Agreements Restricted Securities Swap Agreements

Annual Report

2. Investments in Fidelity Central Funds - continued

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity Corporate Bond 1-10 Year Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.	Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Mortgage Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Mortgage Dollar Rolls Delayed Delivery & When Issued Securities Repurchase Agreements Swap Agreements
Fidelity Ultra-Short Central Fund	FIMM	Seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.	Futures Mortgage Dollar Rolls Repurchase Agreements Restricted Securities Swap Agreements

The Central Funds may invest a portion of their assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as available dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets, evaluating the performance of ADRs, futures contracts and exchange-traded funds and monitoring current market trading activity, interest rates, credit quality and default rates for debt instruments. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the trans-action date. The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, swap agreements, foreign currency transactions, prior period premium and discount on debt securities, defaulted bonds, market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, financing transactions, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,864,796
Unrealized depreciation	(712,900)
Net unrealized appreciation (depreciation)	4,151,896
Undistributed ordinary income	155,534
Undistributed long-term capital gain	1,262,567

Cost for federal income tax purposes	$ 23,052,201

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	August 31, 2007	One month ended August 31, 2006	July 31, 2006
Ordinary Income	$ 769,916	$ -	$ 775,269
Long-term Capital Gains	1,022,324	-	657,119
Total	$ 1,792,240	$ -	$ 1,432,388

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the

Annual Report

4. Operating Policies - continued

Swap Agreements - continued

extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap.

The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. To earn additional income, the Fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Mortgage Dollar Rolls - continued

the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities, U.S. government securities and in-kind transactions, aggregated $12,282,685 and $12,251,864, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease.

For the period, the total annual management fee rate was .41% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $45 for the period.

Exchange-In-Kind. During the period, the Fund exchanged securities for shares of four newly created Fidelity Fixed-Income Central Funds, all of which are affiliated investment companies managed by FIMM, an affiliate of FMR. The Fund delivered securities to each Fixed-Income Central Fund in exchange for shares of each respective Fixed-Income Central Fund, as presented in the accompanying table.

Each exchange is considered a non-taxable exchange for federal income tax purposes, with no gain or loss recognized by the Fund or its shareholders.

Fidelity Fixed-Income Central Fund	Value of Securities Delivered (including accrued interest)	Unrealized Appreciation/ (Depreciation)	Shares of Fixed-Income Central Fund Exchanged
1-3 Year Duration Securitized Bond Central Fund	$ 345,325	$ (1,665)	3,453
2-5 Year Duration Securitized Bond Central Fund	249,732	(525)	2,497
Corporate Bond 1-10 Year Central Fund	$ 1,514,490	$ 982	15,145
Mortgage Backed Securities Central Fund	1,605,849	(16,518)	16,059
Total	$ 3,715,396	$ (17,726)	37,154

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $58 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents and or the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period, presented in the Statement of Operations as a component of interest income, amounted to $424. Net income from Fidelity Securities Lending Cash Central Fund during the period, presented in the Statement of Operations as a component of income from Fidelity Central Funds, amounted to $975.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $15,345. The weighted average interest rate was 5.53%. The interest expense amounted to $4,718 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $225 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $36 and $1,276, respectively.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future

Annual Report

11. Other - continued

claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Puritan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Puritan Fund (a fund of Fidelity Puritan Trust) at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Puritan Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 1, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 369 funds advised by FMR or an affiliate. Mr. Curvey oversees 339 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007- present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Com-pany (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Puritan Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trus-tee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Puritan Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002- 2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, (2006- present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Michael E. Wiley (56)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Puritan Trust. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Puritan. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an em-ployee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2005

Vice President of Puritan. Mr. Greer also serves as Vice President of certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as Vice President of certain Fidelity Equity Funds (2005-2007), a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. Mr. Greer also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998- 2002).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Puritan. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

David L. Murphy (59)

Year of Election or Appointment: 2005

Vice President of Puritan. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present) and Fixed-Income Funds (2005-present). Mr. Murphy serves as Senior Vice President (2000-
present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of certain Asset Allocation Funds (2003-2007), Balanced Funds (2005-2007), Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (46)

Year of Election or Appointment: 2005

Vice President of Puritan. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Vice President of certain Balanced Funds (2005-2007), certain Asset Allocation Funds (2005-2007), a Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Puritan. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Puritan. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present) and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Puritan. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Puritan. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Puritan. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005- present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Puritan. Mr. Mehrmann also serves as Deputy Treas-urer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Puritan. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Puritan. Mr. Byrnes also serves as Assistant Treas-urer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Puritan. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Puritan. Mr. Ryan also serves as Assistant Treas-urer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Fidelity Puritan Fund voted to pay on October 8, 2007, to shareholders of record at the opening of business on October 5, 2007, a distribution of $1.03 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.15 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2007, $1,443,752,490, or, if subsequently determined to be different, the net capital gain of such year.

A total of 6.46% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $340,003,042 of distributions paid during the period January 1, 2007 to August 31, 2007 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 34%, 34%, 45%, and 45% of the dividends distributed in October, December, April and July, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 37%, 37%, 50%, and 50% of the dividends distributed in October, December, April and July, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Puritan Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's portfolio managers and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the fund's cumulative total returns, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories in both equity and bond securities.

Annual Report

Fidelity Puritan Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Puritan Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Money Management, Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisers

Fidelity International Investment Advisers (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JP Morgan Chase Bank

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

PUR-UANN-1007
1.789251.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, August 31, 2007, Fidelity Puritan Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal year ended August 31, 2007, the one month period ended August 31, 2006 and the fiscal year ended July 31, 2006, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Balanced Fund and Fidelity Puritan Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A	2006A
Fidelity Balanced Fund	$141,000	$ 65,000B	$129,000
Fidelity Puritan Fund	$245,000	$ 96,000B	$241,000
All funds in the Fidelity Group of Funds audited by PwC	$14,300,000	$13,300,000C	$12,800,000
A	Aggregate amounts may reflect rounding.
B	For the one month period ended August 31, 2006.
C	For the twelve month period ended August 31, 2006.

(b) Audit-Related Fees.

For the fiscal year ended August 31, 2007, the one month period ended August 31, 2006 and the fiscal year ended July 31, 2006, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006A,B	2006A
Fidelity Balanced Fund	$0	$0	$0
Fidelity Puritan Fund	$0	$0	$0
A	Aggregate amounts may reflect rounding.
B	For the one month period ended August 31, 2006.

For the fiscal year ended August 31, 2007, the one month period ended August 31, 2006 and the fiscal year ended July 31, 2006, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2007A	2006A,B	2006A
PwC	$0	$0	$0
A	Aggregate amounts may reflect rounding.
B	For the one month period ended August 31, 2006.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

For the fiscal year ended August 31, 2007, the one month period ended August 31, 2006 and the fiscal year ended July 31, 2006, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2007A	2006A,B	2006A
Fidelity Balanced Fund	$4,800	$4,100	$4,600
Fidelity Puritan Fund	$4,800	$4,100	$4,600
A	Aggregate amounts may reflect rounding.
B	For the one month period ended August 31, 2006.

For the fiscal year ended August 31, 2007, the one month period ended August 31, 2006 and the fiscal year ended July 31, 2006, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A,B	2006A
PwC	$0	$0	$0
A	Aggregate amounts may reflect rounding.
B	For the one month period ended August 31, 2006.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

For the fiscal year ended August 31, 2007, the one month period ended August 31, 2006 and the fiscal year ended July 31, 2006, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2007A	2006A,B	2006A
Fidelity Balanced Fund	$16,100	$1,400	$15,900
Fidelity Puritan Fund	$17,500	$1,700	$21,800
A	Aggregate amounts may reflect rounding.
B	For the one month period ended August 31, 2006.

For the fiscal year ended August 31, 2007, the one month period ended August 31, 2006 and the fiscal year ended July 31, 2006, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A,B	2006A
PwC	$275,000	$0	$155,000
A	Aggregate amounts may reflect rounding.
B	For the one month period ended August 31, 2006.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the periods ended August 31, 2007, August 31, 2006 and July 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the periods ended August 31, 2007, August 31, 2006 and July 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the periods ended August 31, 2007, August 31, 2006 and July 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the periods ended August 31, 2007, August 31, 2006 and July 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the periods ended August 31, 2007, August 31, 2006 and July 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the periods ended August 31, 2007, August 31, 2006 and July 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal year ended August 31, 2007, the one month period ended August 31, 2006 and the fiscal year ended July 31, 2006, the aggregate fees billed by PwC of $1,430,000A, $11,000 A,B and $1,200,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007A	2006A,B	2006A
Covered Services	$320,000	$11,000	$200,000
Non-Covered Services	$1,110,000	$0	$1,000,000
A	Aggregate amounts may reflect rounding.
B	For the one month period ended August 31, 2006.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Puritan Trust

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	November 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	November 7, 2007
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	November 7, 2007